UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Amendment No. 1

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐ Definitive Information Statement

POSITRON CORPORATION

(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No Fee required.

☐ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Copies to:

Peter Campitiello, Esq.

Kane Kessler, P.C.

1350 Avenue of the Americas

New York, New York 10019

Tel: 212-541-6222

Fax: 212-245-3009

POSITRON CORPORATION

530 Oakmont Lane

Westmont, Illinois 60559

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding of our outstanding voting capital stock have authorized the (i) a reincorporation of the Company from a Texas corporation to a Delaware corporation; (ii) reduction of the number of authorized shares of capital stock from 3,020,000,000 to 520,000,000 of which 500,000,000 shall be common stock (“Common Stock”) and 20,000,000 shares shall be preferred stock (“Preferred Stock”); (iii) change of the par value of the Company’s Common Stock and the par value of the Company’s Preferred Stock from $0.01 per share and $1.00 per share, respectively, to $0.0001 per share; and (iv) change and reclassification of each one hundred (100) shares of our issued and outstanding Common Stock into one fully paid and non-assessable share of Common Stock.

These actions were approved on May 31, 2013 by written consent of our Board of Directors and the affirmative vote of holders of more than two-thirds of the Company’s voting capital stock (the “Authorizing Shareholders”) in accordance with Sections 6.202, 21.364, 21.415 and 21.457 of the Texas Business Organizations Code. Our directors and Authorizing Shareholders of our outstanding voting capital stock, have approved these actions after carefully considering it and concluding that approving the actions was in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders.

This Information Statement is first mailed to you on or about _________, 2013 (the “Mailing Date”). Pursuant to the Texas Business Organizations Code, we are required to provide prompt notice of the taking of the corporate action without a meeting to the shareholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our shareholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent.

Please feel free to call us at (866) 613-7587 should you have any questions on the enclosed Information Statement.

For the Board of Directors of
POSITRON CORPORATION

By:	/s/ Patrick G. Rooney
Name: Patrick G. Rooney
Title: Chief Executive Officer

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POSITRON CORPORATION

530 Oakmont Lane

Westmont, Illinois 60559

INFORMATION STATEMENT REGARDING

ACTION TO BE TAKEN BY WRITTEN CONSENT OF

MAJORITY SHAREHOLDER

IN LIEU OF A SPECIAL MEETING

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the shareholders of Positron Corporation (the “Company”) in connection with the (i) reincorporation of the Company from a Texas corporation to a Delaware corporation (the “Reincorporation”); (ii) reduction of the number of shares of the authorized shares of the Company’s capital stock from 3,020,000,0000 to 520,000,000 of which 500,000,000 shares will be common stock (“Common Stock”) and 20,000,000 shares will remain preferred stock (“Preferred Stock”) (the “Authorized Capital Reduction”); (iii) change of the par value of the Company’s Common Stock from $0.01 per share and the par value of the Company’s Preferred Stock from $1.00 to 0.0001 per share, respectively (the “Par Value Change”); and (iv) change and reclassification of each one hundred (100) shares of our issued and outstanding Common Stock into one fully paid and non-assessable share of Common Stock (the “Stock Split”, and together with the Par Value Change and the Authorized Capital Reduction, the “Amendments”, and together with the Reincorporation, the “Actions”) in compliance with the Texas Business Organizations Code (“BOC”) and the General Corporation Law of the State of Delaware (“DCL”).

"We," "us," "our," the “Registrant” and the "Company" refers to Positron Corporation, a Texas corporation.

SUMMARY OF CORPORATE ACTIONS

May 31, 2013, our Board of Directors and the holders of more than two-thirds of the Company’s voting capital stock (the “Authorizing Shareholders”) approved the (i) amendments to the Company’s Certificate of Formation, a copy of which is attached hereto as Appendix A, which will authorize the Amendments, as well as a copy of the Certificate of Incorporation of Delaware for the Reincorporation, which is attached hereto as Appendix B and (ii) the Certificate of Conversion (“Certificate of Conversion”) and Plan of Conversion (“Plan of Conversion”), copies of which are attached as Appendix C and D, respectively hereto, which will authorize the Reincorporation. The Amendments will occur simultaneously with the effecting of the Reincorporation.

The Actions were approved by written consent of the shareholders holding approximately 69% of our outstanding voting stock (the “Authorizing Shareholders”). Pursuant to Texas Business Organizations Code, we are required to provide prompt notice of the taking of the corporate action without a meeting to the shareholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our shareholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Pursuant to the Texas Business Organizations Code, the Amendments are required to be approved by a majority of our shareholders and the Reincorporation is required to be approved by two-thirds of our shareholders. This approval could be obtained either by the written consent of the holders of our issued and outstanding voting securities or it could be considered by our shareholders at a special shareholders' meeting convened for the specific purpose of approving the Actions. The Company’s voting securities consist of Common Stock, Series A 8% Cumulative Convertible Redeemable Preferred Stock (“Series A Preferred Stock”), Series B Convertible Preferred Stock (“Series B Preferred Stock”), Series H Junior Convertible Preferred Stock (“Series H Preferred Stock”), and Series S Convertible Preferred Stock (“Series S Preferred Stock”). Each share of Common Stock is entitled to one vote per share on any matter requiring shareholder vote. Each Share of Series A Preferred Stock votes on an as converted basis. Each share of Series B is entitled to 100 votes per share on any matter requiring shareholder vote. Each share of Series H Preferred Stock is entitled to 200 votes per share on any matter requiring shareholder vote. Each share of Series S is entitled to 10,000 votes per share on any matter requiring shareholder vote.

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In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Authorizing Shareholders. The elimination of the need for a meeting of shareholders to approve the Amendments is made possible by (i) Section 6.202 of the Texas Business Organizations Code, as may be amended, which provides that the certificate of formation of a filing entity may authorize the owners or members of the entity to take action without holding a meeting, providing notice, or taking a vote if owners or members of the entity having at least the minimum number of votes that would be necessary to take the action that is the subject of the consent at a meeting, in which each owner or member entitled to vote on the action is present and votes, sign a written consent or consents stating the action taken and (ii) Section 21.457 of Texas Business Organizations Code which requires a two-third vote.

As of May 31, 2013, there were 1,452,548,268 issued and outstanding shares of our Common Stock, 440,932 shares of Series A Preferred Stock outstanding, 3,056,487 issued and outstanding shares of our Series B Preferred Stock, 7,500,000 issued and outstanding shares of our Series H Preferred Stock and 100,000 issued and outstanding shares of our Series S Preferred Stock.

The date on which this Information Statement was first sent to shareholders is on or about September __, 2013 (the “Mailing Date”). Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of September 19, 2013 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Pursuant to the Texas Business Organizations Code, we are required to provide notice of the taking of the corporate action without a meeting to the shareholders of record who have not consented in writing to such action. Inasmuch as we will have provided this Information Statement to our shareholders of record on the Mailing Date, no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendment are not entitled to dissenter's rights under Texas law.

The Actions will be effective twenty (20) days after this Information Statement is first mailed to our shareholders. No further vote of our shareholders is required.

THE ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTIONS THAT WILL OCCUR IF THE ACTIONS IS COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE ACTIONS AND THE BACKGROUND OF THESE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Amendments and Reincorporation even though your vote is neither required nor requested for the Amendment to become effective.

Q. What will I receive if the Actions are completed?

A. Nothing. The Amendments will only modify the Certificate of Formation and the Reincorporation will convert the Company from a Texas corporation to a Delaware corporation.

Q. When do you expect the Actions to become effective?

A. The Actions will become effective upon the filing of the Actions with the Secretary of State of Texas and the Secretary of State of Delaware. A copy of the Form of the Restated Certificate of Formation with the Amendments is attached to this Information Statement as Appendix A and a copy of the Form of the Certificate of Conversion and Plan of Conversion attached to this Information Statement as Appendix C and Appendix D, respectively. The Certificate of Conversion and Plan of Conversion will be filed once the Amendments are effective. We expect to file the Actions with the Secretary of State of Texas and the Secretary of State of Delaware no less than 20 days after this information statement has been sent to you.

Q. Why am I not being asked to vote?

A. The holders of two-thirds of the issued and outstanding shares of voting capital stock have already approved the Actions pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company's Board of Directors, is sufficient under Texas law, and no further approval by our shareholders is required.

Q. What do I need to do now?

A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

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ACTIONS BY THE BOARD OF DIRECTORS

AND

CONSENTING SHAREHOLDERS

In accordance with Articles 6.202, 21.415 and 21.457 of the Texas Business Organization Code, the following actions were taken based upon the approval of the Company's Board of Directors and the written consent of two- thirds of the holders of the Company’s voting capital stock. On May 31, 2013, a majority of our voting shareholders and our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the Actions.

Effective Time of the Amendments and Reincorporation

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, a Restated Certificate of Formation effectuating the Amendments and a Certificate of Conversion and Plan of Conversion with the Secretary of State of Texas and the Secretary of State of Delaware effectuating the Reincorporation. The Restated Certificate of Formation will become effective at the close of business on the date the Restated Certificate of Formation is accepted for filing by the Secretary of State of Texas. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. The Certificate of Conversion and Plan of Conversion will become effective at the close of business on the date the Certificate of Conversion and Plan of Conversion are accepted for filing by the Secretary of State of Texas and the Secretary of State of Delaware. It is presently contemplated that such filing will be made immediately following the Amendments, which is approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Form of the Restated Certificate of Formation is attached to this Information Statement as Appendix A, as well as a copy of the Certificate of Incorporation of Delaware for the reincorporation attached as Appendix B, and a copy of the Form of the Certificate of Conversion and Plan of Conversion attached to this Information Statement as Appendix C and Appendix D, respectively, is incorporated herein by reference. The text of the Restated Certificate of Formation, Certificate of Conversion and Plan of Conversion are subject to modification to include such changes as may be required by the Secretary of State of Texas to effectuate the Actions.

No Appraisal Rights for the Amendments and Reincorporation

Under Texas law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendments and the Reincorporation and the Company will not independently provide shareholders with any such right.

ACTIONS

ACTION I: AMENDMENT TO OUR CERTIFICATE OF FORMATION TO EFFECTUATE THE PAR VALUE CHANGE

The Board of Directors has determined that it will be in the best interest of the shareholders to change the par value of the Company’s Common Stock from $0.01 per share to $0.0001 per share and the par value of the Company’s Preferred Stock from $1.00 per share to $0.0001 per share. As a general rule, corporations may designate shares of common stock to be either with or without par value. The par value of a share of common stock is simply an amount fixed as the nominal value of the stockholder’s interest in such shares of stock. Historically, par value was intended to represent the sum of money or value of property or services which was to have been paid or contributed to the corporation in exchange for each share of the corporation’s common stock. Today, par value has very little significance except for certain technical financial statement presentation issues (under accounting rules) and certain matters under state corporate law applicable to companies which designate a stated par value, such as the computation of annual state franchise taxes.

It was determined that keeping the par value of the Company’s Common Stock at $0.01 would have an adverse impact on the Company’s ability to issue shares of its Common Stock and on the annual franchise taxes paid to the State of Delaware, as a result of the Company’s Reincorporation, as well as result in substantial fees with respect to filings with the Secretary of State of Delaware. The Par Value Change gives the Board the needed flexibility to issue shares of the Company’s Common Stock at prices its deems appropriate and minimize the impact on the Company’s current filing fees and franchise taxes paid to the State of Delaware upon Reincorporation.

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ACTION II: AMENDMENT TO OUR CERTIFICATE OF FORMATION TO EFFECTUATE A 1-FOR-100 REVERSE STOCK SPLIT

The Board of Directors has determined that it will be in the best interest of the shareholders to effectuate a reverse stock split (“Stock Split”) of our issued and outstanding Common Stock by changing and reclassifying each one hundred (100) shares of our issued and outstanding Common Stock (“Old Shares”) into one (1) fully paid and non-assessable shares of Common Stock (“New Shares”) for the purposes stated herein.

The Board of Directors believes that the low per-share market price of the Company’s Common Stock impairs the acceptability of the Common Stock to certain members of the investing public, including institutional investors, as well adversely affecting our ability to raise additional working capital. Because of the current low price of the Company’s Common Stock, the Company’s credibility as a viable business enterprise is negatively impacted. No assurance exists that any positive impact in these or other matters will result from the proposed action. Further, given the history of the Company to undertake such stock splits from time to time, there is no assurance that the Company will not continue to undertake such actions.

In addition, the Board believes that the Stock Split and anticipated increase per share price of our Common Stock should also enhance the acceptability and marketability of the Common Stock to the financial community and investing public.  Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our Common Stock.  Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks.  Brokerage houses also frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks due to, among other reasons, the trading volatility often associated with lower-priced stocks.   Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our Common Stock.   It should be noted that the liquidity of our Common Stock may be adversely affected by the proposed Stock Split given the reduced number of shares that will be outstanding after the Reverse Stock Split.  The Board of Directors is hopeful, however, that the anticipated higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.  No assurance exists that the opinions of the Company will prove correct.

The Stock Split will also have the effect of increasing the number of shares of Common Stock available to us for future issuances as we will have 500,000,000 authorized shares of our Common Stock following the amendment. On September 19, 2013, there were 1,452,548,262 shares of Common Stock issued and outstanding. Following the Stock Split and the balance of the Amendments, the Company will have approximately 14,525,483 shares of Common Stock issued and outstanding and 485,474,512 shares of Common Stock available for issuance, excluding shares reserved for issuance.

For these reasons the Board of Directors has chosen to adopt and recommend the Stock Split. The Company is not, however, a party to any binding agreement, acquisition agreement or agreement to raise additional working capital other than which has been publicly announced, nor can we be certain that the Stock Split will have a long-term positive effect on the market price of the Common Stock or increase the Company’s abilities to enter into financing arrangements in the future.

The Stock Split will affect all of the holders of our Common Stock uniformly.  Any fractional shares existing as a result of the Stock Split shall be rounded to the next higher whole number to those shareholders who are entitled to receive them as a consequence of the Stock Split. On the effective date of the Stock Split, each shareholder will own a reduced number of shares of our Common Stock, but will hold the same percentage of the outstanding Common Stock as the shareholder held prior to the Effective Date. The Stock Split will increase the number of shareholders who own odd-lots. An odd-lot is fewer than 100 shares. Such shareholders may experience an increase in the cost of selling their shares and may have greater difficulty in making sales.

On the effective date of the Stock Split (the “Split Effective Date”), the stated capital on the Company’s balance sheet attributable to Common Stock will be reduced in proportion with the Stock Split and additional paid-in capital account will be credited with the amount by which the stated capital is reduced. These accounting entries will have no impact on total shareholders' equity. All share and per share information will be retroactively adjusted following the Split Effective Date to reflect the Stock Split for all periods presented in future filings.

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The availability of additional authorized shares will also allow the Board to issue shares for corporate purposes, if appropriate opportunities should arise, without further action by the shareholders or the time delay involved in obtaining shareholder approval (except to the extent that approval is otherwise required by applicable law). Such purposes could include meeting requirements for capital expenditures or working capital or, depending on the market conditions, effecting future acquisitions of other businesses through the issuance of shares of our Common Stock or securities convertible into shares of our Common Stock.

Anti-Takeover Effects of the Stock Split

Because the Stock Split results in a decreased number of issued and outstanding shares of the Company’s Common Stock, it may be construed as having an anti-takeover effect. Although the Reverse Stock Split is not being undertaken by the Board for this purpose, in the future the Board could, subject to its fiduciary duties and applicable law, use the increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of our company by, for example, privately placing shares with purchasers who might side with the Board in opposing a hostile takeover bid. Shares of Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure that any proposal to amend or repeal the Company’s Bylaws or certain provisions of the Company’s Certificate of Incorporation would not receive the requisite vote. Such uses of the Company’s Common Stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transactions were opposed by the Board of Directors. However, it is also possible that an indirect result of the anti-takeover effect of the Reverse Stock Split could be that shareholders will be denied the opportunity to obtain any advantages of a hostile takeover, including, but not limited to, receiving a premium to the then current market price of our Common Stock, if the same was so offered by a party attempting a hostile takeover of our company. We are not aware of any party's interest in or efforts to engage in a hostile takeover attempt as of the date of this Information Statement.

Summary of the Stock Split

The Stock Split will have the following effects upon the Common Stock:

1. The number of shares owned by each holder of Common Stock will be reduced one-hundred (100) fold;

2. The number of shares of Common Stock which will be issued and outstanding after the Reverse Stock Split will be reduced from 1,452,548,262 shares of our Common Stock to approximately 14,525,843 shares, subject to rounding.

3. 3,216,662 shares of Common Stock reserved for issuance (assuming that there are 500,000,000 shares of common stock authorized); and

4. 753,597 shares of Preferred Stock reserved for issuance.

5. The per share loss and net book value of the Common Stock will be increased because there will be a lesser number of shares of our Common Stock outstanding;

6. The par value of the Common Stock will be $0.0001 per share;

7. The stated capital on the Company’s balance sheet attributable to the Common Stock will be decreased one hundred (100) times its present amount and the additional paid-in capital account will be credited with the amount by which the stated capital is decreased; and

8. All outstanding options, warrants, and convertible securities entitling the holders thereof to purchase shares of Common Stock will enable such holders to purchase, upon exercise thereof, one-hundred (100) times fewer of the number of shares of Common Stock which such holders would have been able to purchase upon exercise thereof immediately preceding the Stock Split, at the same aggregate price required to be paid therefore upon exercise thereof immediately preceding the Stock Split.

9. Because the market price of the Common Stock is also based on factors which may be unrelated to the number of shares outstanding, including our performance, general economic and market conditions and other factors, many of which are beyond our control, the market price per new share of the New Shares may not rise or remain constant in proportion to the reduction in the number of Old Shares outstanding before the Stock Split. Accordingly, the total market capitalization of Common Stock after the Stock Split may be lower than the total market capitalization before the Stock Split. In the future, the market price of Common Stock following the Reverse Stock Split may not equal or exceed the market price prior to the Stock Split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before a split.

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There are currently no proposals or arrangements, written or otherwise, to issue additional shares of our Common Stock at this time. However, should we issue additional shares of stock in the future, this could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock.

ACTION III: AMENDMENT TO OUR CERTIFICATE OF FORMATION TO EFFECTUATE A REDUCTION OF THE NUMBER OF SHARES OF AUTHORIZED CAPITAL STOCK

As a result of the Stock Split, we will have a significant number of authorized but unissued shares of Common Stock unless we reduce the number of our authorized capital shares. Since we will be a Delaware corporation following the redomiciling and our franchise taxes will be determined, in part, based upon our authorized capital stock, the reduction in the number of authorized shares of Common Stock from 3,020,000,000 to 520,000,000 is expected to result in a reduction of our anticipated franchise taxes.

ACTION IV: REINCORPORATION OF THE COMPANY FROM TEXAS TO DELAWARE

The Board of Directors has determined that it will be in the best interest of the shareholders to reincorporate the Company from Texas to Delaware (the “Reincorporation”). The Company intends to effect the Reincorporation by converting into a Delaware corporation in compliance with the DCL and the BOC pursuant to the Certificate of Conversion and Plan of Conversion, copies of which are attached as Appendix C and Appendix D to this Information Statement, respectively.

The Company, prior to giving effect to the conversion, is herein referred to as “Positron Texas.” The Company, after giving effect to the conversion, is herein referred to as “Positron Delaware.” All references to the Reincorporation are qualified by and subject to the more complete information set forth in the Plan of Conversion.

The Plan of Conversion

The Company intends to effect the Reincorporation pursuant to the Plan of Conversion. The Plan of Conversion provides that the Company will convert into an Delaware corporation, with all of the assets, rights, privileges and powers of the Company, and all property owned by the Company, all debts due to the Company, as well as all other causes of action belonging to the Company, remaining vested in Positron Delaware. The Company would remain as the same entity following the conversion with the same federal tax identification number, and the subsidiaries of the Company would be the subsidiaries of Positron Delaware.

At the Effective Time (defined below) of the Reincorporation, the Company will be governed by the Delaware Certificate of Incorporation, the bylaws of Positron Delaware (the “Delaware Bylaws”) and the DCL.

The individuals serving as directors of the Company immediately prior to the Reincorporation would be the directors of Positron Delaware, and will continue to serve as directors of Positron Delaware following the Reincorporation. Additionally, the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue to serve as executive officers of Positron Delaware, without a change in title or responsibilities.

Each outstanding share of the Company’s Common Stock will automatically be converted into one share of Common Stock of the resulting Delaware corporation. In addition, each outstanding option to purchase shares of the Company’s Common Stock will be converted into an option to purchase the same number of shares of common stock of the resulting Delaware corporation with no other changes in the terms and conditions of such options. The Company’s other employee benefit arrangements including, but not limited to, equity incentive plans with respect to issued unvested restricted stock, will, by operation of law, be assumed by the resulting Delaware corporation upon the terms and subject to the conditions specified in such plans.

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Certificates currently issued for shares in the Company will automatically represent shares in the resulting Delaware corporation upon completion of the Reincorporation, and shareholders will not be required to exchange stock certificates as a result of the Reincorporation.

The Reincorporation will not result in a change in the name of the Company. Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of the Company’s current employees, including management. The consolidated financial condition and results of operations of the Company immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. The Reincorporation will not result in a change in the trading status of the Company’s Common Stock, which will continue to trade on the NASDAQ OTC Bulletin Board under the symbol “POSC.” In addition, the Reincorporation will not affect any of the Company’s material contracts with any third parties and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Company as an Delaware corporation.

The Reincorporation will become effective upon the filing of, and at the date and time specified in (if applicable), the Certificate of Conversion and Plan of Conversion filed with the Secretary of State of Texas and the State of Delaware Certificate of Conversion from a Non-Delaware Corporation to a Delaware Corporation pursuant to Section 265 of the DGL filed with the Secretary of State of Delaware, in each case upon acceptance thereof by the Texas Secretary of State and the Delaware Secretary of State (the “Effective Time”).

Our board of directors believes that the Recapitalization will, among other things:

•	Relocate our jurisdiction of organization to one that has a body of law more familiar to our officers, our employees, our board of directors, many of our shareholders and potential investors;

•	Provide legal, administrative and other similar efficiencies, as well as provide a basis for further efficiencies in the event we undertake to simplify our overall corporate structure;

•	Reduce our exposure to the potential consequences of certain types of punitive or potentially adverse tax legislation that have been proposed from time to time; and

Positron Delaware Certificate of Incorporation and Bylaws

Approval by shareholders of the Reincorporation will automatically result in the adoption of all the provisions set forth in the Delaware Certificate of Incorporation and the Delaware Bylaws. A copy of the Delaware Certificate of Incorporation is attached as Appendix B to this Information Statement and a copy of the Delaware Bylaws is attached as Appendix E to this Information Statement. The Texas Articles and Texas Bylaws are on file with the SEC and are available from the Company upon request.

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Summary of the Differences of the Corporate Laws of Delaware and Texas

The Company has decided to Reincorporate as management and believes that the corporate law of the State of Delaware will be more beneficial to the operation of the business of the Company and will enable the Company to more efficiently pursue it business opportunities. As the Company plans for the future, the Board believes that it is essential to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The predictability of Delaware corporate law provides a reliable foundation on which our governance decisions can be based. We believe that the shareholders will benefit from the Reincorporation into the State of Delaware.

The following is a summary of the major substantive difference between the corporation laws of Texas and Delaware. The summary below is not intended to be relied upon as an exhaustive list of all the differences or a complete description of the differences, and it is qualified in its entirety by reference to the Texas Business Organizations Code (“TBOC”) and Delaware General Corporation Law (“DGCL”).

Business Combination Statute

The TBOC imposes a special voting requirement for the approval of specific business combinations and related party transactions between public corporations and affiliated shareholders unless the board of directors of the corporation approves the transaction or the acquisition of shares by the affiliated shareholder prior to the affiliated shareholder becoming an affiliated shareholder. The TBOC prohibits specific mergers, sales of assets, reclassifications and other transactions between shareholders beneficially owning 20% or more of the outstanding stock of a Texas public corporation for a period of three years following the shareholder acquiring shares representing 20% or more of the corporation's voting power unless two-thirds of the unaffiliated shareholders approve the transaction at a meeting held no earlier than six months after the shareholder acquires that ownership. A vote of shareholders is not necessary if the board of directors approves the transaction or approves the purchase of shares by the affiliated shareholder before the affiliated shareholder acquires beneficial ownership of 20% of the shares, or if the affiliated shareholder was an affiliated shareholder before December 31, 1996, and continued as such through the date of the transaction.

The DGCL prohibits certain transactions between a Delaware corporation and an "interested shareholder," which is broadly defined as a person (including the affiliates and associates of such person) that is directly or indirectly a beneficial owner of 15% or more of the outstanding voting stock of a Delaware corporation. This provision prohibits certain business combinations (including mergers, consolidations, sales or other dispositions of assets having an aggregate market value of 10% or more of either the consolidated assets of a company or the outstanding stock of a company, and certain transactions that would result in the issuance or transfer of stock of a company, increase the interested shareholder's proportionate share of ownership in a company or grant the interested shareholder disproportionate financial benefits) between an interested shareholder and a company for a period of three years after the date the interested shareholder acquired its stock, unless: (i) the business combination or the transaction in which the shareholder became an interested shareholder is approved by that company's board of directors prior to the date the interested shareholder becomes an interested shareholder; (ii) the interested shareholder acquired at least 85% of the voting stock of that company in the transaction in which it became an interested shareholder; or (iii) the business combination is approved by a majority of the board of directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested shareholders at an annual or special meeting.

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Comparison

Under the DGCL, shareholders owning 15% of the voting stock of a company (or in certain cases an even smaller percentage) might be able to block certain transactions which is a smaller percentage than is currently the case under Texas law. The application of either statute could make more difficult or discourage a tender offer or the completion of a "second step" merger by a holder of a substantial block of a company's voting stock, irrespective of whether such action might be perceived by shareholders holding a majority of the voting stock to be beneficial to a company and its shareholders.

The application of the DGCL could adversely affect the ability of shareholders to benefit from certain transactions which are opposed by the board or by shareholders owning 15% of the voting stock of a company, even if the price offered in those transactions represents a premium over the then-current market price of a company's voting stock, to the extent that a market for that stock then exists. To the extent that a board's disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of such board and the company's management may be strengthened, thereby assisting those persons in retaining their positions.

Nevertheless, the Board believes that, on balance, becoming subject to the provisions of the DGCL will be in the best interest of the Company and its shareholders. In recent years there have been a number of surprise take-overs of publicly-owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tender offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the target company's board of directors. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its shareholders.

Sales, Leases, Exchanges or Other Dispositions

Under Texas law, generally, the sale, lease, exchange or other disposition of all, or substantially all, of the property and assets of a Texas corporation, if not made in the usual and regular course of its business, requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation entitled to vote. Under Texas law, the transfer of substantially all of a corporation's assets in such a manner that the corporation continues to indirectly engage in its business is deemed to be in the usual and regular course of its business.

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A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by a majority of the outstanding stock of the corporation entitled to vote thereon, unless the certificate of incorporation provides to the contrary.

Appraisal Rights

Under Texas, except for the limited classes of mergers, consolidations, sales and asset dispositions for which no shareholder approval is required under Texas law, and shareholders of Texas corporations with voting rights have appraisal rights in the event of a merger, consolidation, conversion, sale, lease, exchange or other disposition of all, or substantially all, the property and assets of the corporation. Notwithstanding the foregoing, a shareholder of a Texas corporation has no appraisal rights with respect to any plan or merger or conversion in which there is a single surviving or new domestic or foreign corporation, or with respect to any plan of exchange if:

(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:

(A) listed on a national securities exchange or a similar system;

(B) listed on the NASDAQ Stock Market or a successor quotation system;

(C) designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or a successor system; or

(D) held of record by at least 2,000 owners;

(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner's ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and

(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner's ownership interest any consideration other than:

(A) ownership interests, or depository receipts in respect of ownership interests, of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:

(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance;

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(ii) approved for quotation as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or a successor entity; or
(iii) held of record by at least 2,000 owners;

(B) cash; or

(C) any combination of the ownership interests and cash above.

Under Delaware law, shareholders have no appraisal rights in the event of a merger or consolidation of the corporation if the stock of the Delaware corporation is listed on a national securities exchange or if such stock is held of records by more than 2,000 shareholders. Further, no appraisal rights are available for any shares of stock of the corporation surviving a merger if:

(1) the agreement does not amend the certificate of incorporation of the surviving corporation;

(2) each share of stock of the surviving corporation outstanding immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date of the merger; and

(3) the increase in the outstanding shares as a result of the merger does not exceed twenty percent (20%) of the shares of the surviving corporation outstanding immediately prior to the merger.

Shareholders of a Delaware corporation have no appraisal rights in a merger between that parent corporation and a subsidiary corporation wholly owned by that parent corporation. Even if appraisal rights would not otherwise be available under Delaware law in the cases described above, shareholders would still have appraisal rights if they are required by the terms of the agreement of merger and consolidation to accept for their stock anything other than:

(1)	shares of stock;
(A)	of the surviving corporation; or
(B)	of any other corporation which shares at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 shareholders;
(2)	cash in lieu of fractional shares; or
(3)	a combination of such shares and such cash.

Otherwise, shareholders of a Delaware corporation have appraisal rights in consolidations and mergers.

Under Delaware law, any corporation may provide in its certificate of incorporation that appraisal rights will also be available as a result of an amendment to its certificate of incorporation, any merger or consolidation involving such corporation, or the sale of all or substantially all of the assets of the corporation.

Right to Call Meetings

Under Texas law, holders of not less than 10% of all of the shares entitled to vote at the proposed meeting have the right to call a special shareholders' meeting, unless the certificate of formation provides for a number of shares greater than or less than 10%, but in no event may the certificate of formation provide for a number of shares greater than 50%. The president, board of directors, or any other person authorized to call special meetings by the certificate of formation or bylaws of the corporation may also call special shareholders' meetings.

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Delaware law provides that special meetings of the shareholders may be called by the board of directors or such other persons as are authorized in the certificate of incorporation or bylaws.

Voting by Proxy

Under Texas law, a shareholder may authorize another person or persons to act for such shareholder by proxy. Under Texas law, a proxy is only valid for eleven months from its date unless otherwise provided in the proxy.

Under Delaware law, a shareholder may authorize another person or persons to act for such shareholder by proxy. Under Delaware law, a proxy is valid for three years from its date unless otherwise provided in the proxy.

Shareholder Consent to Action Without a Meeting

Under Texas law, any action that may be taken at a meeting of the shareholders may be taken without a meeting if written consent thereto is signed by all the holders of shares entitled to vote on that action. The articles of incorporation of a Texas corporation may provide that action by written consent in lieu of a meeting may be taken by the holders of that number of votes which, under the corporation's articles of incorporation, would be required to take the action which is the subject of the consent at a meeting at which each of the shares entitled to vote thereon were present and voted.

Under Delaware law, unless otherwise provided in the certificate of incorporation, any action that can be taken at such meeting can be taken without a meeting if written consent thereto is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were presented and voted.

Procedures for Filling Vacant Directorships

Under Texas law, any vacancy occurring in the board of directors may be filled by the shareholders or by the affirmative vote of a majority of the remaining directors, even if such directors constitute less than a quorum. A directorship to be filled by an increase in the number of directors may be filled by the shareholders or by the board of directors for a term of office continuing only until the next election of one or more directors by the shareholders, provided that the board of directors may not fill more than two such directorships during the period between any two successive Annual Meetings of shareholders.

Under Delaware law, unless the certificate of incorporation or bylaws provide otherwise, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

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Charter Amendments

Under Texas law, an amendment to the articles of incorporation requires the approval of the holders of at least two-thirds of the outstanding shares of the corporation, unless a different

Delaware law provides that amendments to the certificate of incorporation must be approved by the holders of a majority of the corporation's stock entitled to vote thereon, unless the certificate of incorporation provides for a greater number.

Bylaw Amendments

Under Texas law, the board of directors may amend, repeal or adopt a corporation's bylaws unless the articles of incorporation reserve this power exclusively to the shareholders, or the shareholders in amending, repealing or adopting a particular bylaw expressly provide that the board of directors may not amend, readopt or repeal that bylaw.

Under Delaware law, the right to amend, repeal or adopt the bylaws is permitted to the shareholders of the corporation entitled to vote and, if the corporation's certificate of incorporation so provides, the corporation's board of directors.

Distributions and Dividends

Under Texas law, a distribution is defined as a transfer of cash or other property (except a corporation's own shares or rights to acquire its shares), or an issuance of debt, by a corporation to its shareholders in the form of: (i) a dividend on any class or series of the corporation's outstanding shares; (ii) a purchase or redemption, directly or indirectly, of its shares; or (iii) a payment in liquidation of all or a portion of its assets. Under Texas law, a corporation may not make a distribution if such distribution violates its certificate of formation or, unless the corporation is in receivership, if it either renders the corporation unable to pay its debts as they become due in the course of its business or affairs, or exceeds, depending on the type of distribution, either the net assets or the surplus of the corporation.

Under Delaware law, a corporation may, subject to any restrictions contained in its certificate of incorporation, pay dividends out of surplus and, if there is not surplus, out of net profits for the current and/or the preceding fiscal year, unless the capital of the corporation is less than the capital represented by issued and outstanding stock having preferences on asset distributions.

The Delaware Certificate provides that after adequate provision has been made for payment of full dividends on all preferred shares then outstanding for all past dividend periods and for the current dividend period, the board of directors may declare such further dividends as are permitted by law, and the board of directors shall have the absolute discretion of fixing the fashion in which holders of preferred shares and holders of common shares shall participate in such further dividends, with provision being made for one class participating more fully than the other or to the total exclusion of the other.

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Stock Redemption and Repurchase

As noted above, under Texas law, the purchase or redemption by a corporation of its shares constitutes a distribution. Accordingly, the discussion above relating to distributions is applicable to stock redemptions and repurchases.

Under Delaware law, a corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by such purchase or redemption. A corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets to a preference over another class or series of its stock, or, if no shares entitled to such a preference are outstanding, any of its own shares, if such shares are to be retired and the capital reduced.

Removal of Directors

Under Texas law, except as otherwise provided by the certificate of formation or bylaws of a corporation, the shareholders may remove a director, with or without cause, by a vote of the holders of a majority of the shares entitled to vote at an election of the directors. If the certificate of formation permits cumulative voting and less than the entire board is to be removed, a director may not be removed if the votes cast against the removal would be sufficient to elect him if cumulatively voted at an election of the entire board of directors, or if there are classes of directors, at an election of the class of directors of which he is a part. If the corporation's directors serve staggered terms, a director may not be removed except for cause unless the certificate of formation provides otherwise.

Under Delaware law, a majority of shareholders then entitled to vote at an election of directors may remove a director with or without cause except: (i) if the board of directors of a Delaware corporation is classified (i.e., elected for staggered terms), in which case a director may only be removed for cause, unless the corporation's certificate of incorporation provides otherwise; and

(ii) in the case of a corporation which possesses cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire board of directors, or, if there be classes of directors, at an election of the class of directors of which he is a part.

Indemnification of Directors and Officers

Texas and Delaware law have similar provisions and limitations regarding indemnification by a corporation of its officers, directors, employees and agents. If the Reincorporation is approved, the indemnification provisions of Delaware law will not apply to any act or omission that occurs before the effective date of the Reincorporation. The following is a summary comparison of the indemnification provisions of Texas and Delaware law:

Texas law permits a corporation to indemnify a director or former director, against judgments and expenses reasonably and actually incurred by the person in connection with a proceeding if the person (i) acted in good faith, (ii) reasonably believed, in the case of conduct in the person's official capacity, that the person's conduct was in the corporation's best interests, and otherwise, that the person's conduct was not opposed to the corporation's best interests, and (iii) in the case of a criminal proceeding, did not have a reasonable cause to believe the person's conduct was unlawful. If, however, the person is found liable to the corporation, or is found liable on the basis he received an improper personal benefit, then indemnification under Texas law is limited to the reimbursement of reasonable expenses actually incurred and no indemnification will be available if the person is found liable for (i) willful or intentional misconduct in the performance of the person's duty to the corporation, (ii) breach of the person's duty of loyalty owed to the enterprise, or (iii) an act or omission not committed in good faith that constitutes a breach of a duty owed by the person to the corporation.

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Delaware law permits a corporation to indemnify directors, officers, employees, or agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with an action, suit or proceeding, other than an action by or in the right of the corporation, to which such director, officer, employee or agent may be a party, provided such a director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (a) in the case of a civil, administrative or investigative proceeding, that his conduct was in or not opposed to the best interests of the corporation, or (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the corporation against a director, officer, employee or agent, the corporation has the power to indemnify such director, officer, employee or agent for expenses actually and reasonably incurred in connection with such suit (a) if such person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and (b) if such person is found liable to the corporation, only if ordered by a court of law. Section 145 of the DGCL provides that such section is not exclusive of any other indemnification rights, which may be granted by a corporation to its directors, officers, employees or agents.

Procedure for Indemnification

Texas law provides that a determination that indemnification is appropriate must be made: (i) by a majority vote of the directors who, at the time of the vote, are disinterested and independent, regardless of whether such directors constitute a quorum; (ii) by a majority vote of a special committee of the board of directors if the committee is designated by a majority vote of the directors who at the time of the vote are disinterested and independent and is composed solely of one or more directors who are disinterested and independent; (iii) by special legal counsel selected by majority vote under (i) or (ii); (iv) by the shareholders in a vote that excludes those shares held by directors who, at the time of the vote, are not disinterested and independent; or (v) by a unanimous vote of the shareholders of the corporation.

Delaware law provides that a determination that indemnification of a director or officer is appropriate must be made: (i) by a majority vote of directors who are not party to the proceeding, even though less than a quorum; (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; (iii) if there are no such directors or if such directors so direct, by independent legal counsel in a written opinion; or (iv) by shareholder vote.

Mandatory Indemnification

Under Texas law, indemnification by the corporation for reasonable expenses actually incurred is mandatory only if the director is wholly successful on the merits or otherwise, in the defense of the proceeding.

Delaware law requires indemnification for expenses actually and reasonably incurred with respect to any claim, issue or matter on which the director is successful on the merits or otherwise, in the defense of the proceeding.

Limited Liability of Directors

Texas law permits a corporation to eliminate in its certificate of formation all monetary liability of a director to the corporation or its shareholders for conduct in the performance of such director's duties. Texas law does not, however, permit any limitation of the liability of a director for: (i) a breach of the duty of loyalty to the corporation or its shareholders; (ii) an act or omission not in good faith that constitutes a breach of duty of the person to the corporation or involves intentional misconduct or a knowing violation of law; (iii) a transaction from which the director obtains an improper benefit; or (iv) a violation of applicable statutes which expressly provide for the liability of a director.

Delaware law similarly permits the adoption of a provision in the certificate of incorporation limiting or eliminating the monetary liability of a director to a corporation or its shareholders by reason of a director's breach of the fiduciary duty of care. Delaware law does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the corporation or its shareholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a knowing violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) declaring an illegal dividend or approving an illegal stock purchase or redemption.

Standard of Care

The standard of care required under Texas and Delaware law is substantially the same. In general, directors are charged with the duty in their decision-making process and oversight responsibilities to act as would a reasonably prudent person in the conduct of such person's own affairs.

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Certain United States Federal Income Tax Consequences

The following discussion summarizes the material United States federal income tax consequences of the Reincorporation that are expected to apply generally to holders of the Company’s Common Stock. This summary is based upon current provisions of the Internal Revenue Code (“IRC”), existing Treasury Regulations and current administrative rulings and court decisions, all of which are subject to change and to differing interpretations, possibly with retroactive effect.

This summary only applies to a common shareholder of the Company that is a “U.S. person,” defined to include:

•	a citizen or resident of the United States; a corporation created or organized in or under the laws of the United States, or any political subdivision thereof (including the District of Columbia); and a domestic partnership;

•	an estate the income of which is subject to United States federal income taxation regardless of its source;

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•	a trust if either (A) a court within the United States is able to exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect to be treated as a United States person for United States federal income tax purposes; or

•	any other person or entity that is treated for United States federal income tax purposes as if it were one of the foregoing.

A holder of Company Common Stock other than a “U.S. person” as so defined is, for purposes of this discussion, a “non-U.S. person.” If a partnership holds Company Common Stock, the tax treatment of a partner will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding Company common stock, you should consult your tax advisor.

This summary assumes that holders of Company Common Stock hold their shares of Common Stock as capital assets within the meaning of Section 1221 of the IRC (generally, property held for investment). No attempt has been made to comment on all United States federal income tax consequences of the Reincorporation that may be relevant to particular holders, including holders:

•	who are subject to special treatment under United States federal income tax rules such as dealers in securities, financial institutions, non- U.S. persons, mutual funds, regulated investment companies, real estate investment trusts, insurance companies, or tax-exempt entities;

•	who are subject to the alternative minimum tax provisions of the IRC;

•	who acquired their shares in connection with stock option or stock purchase plans or in other compensatory transactions;

•	who hold their shares as qualified small business stock within the meaning of Section 1202 of the IRC; or

•	who hold their shares as part of an integrated investment such as a hedge or as part of a hedging, straddle or other risk reduction strategy.

In addition, the following discussion does not address the tax consequences of the Reincorporation under state, local and foreign tax laws. Furthermore, the following discussion does not address any of the tax consequences of transactions effectuated before, after or at the same time as the Reincorporation, whether or not they are in connection with the Reincorporation. Accordingly, holders of Company Common Stock are advised and expected to consult their own tax advisers regarding the federal income tax consequences of the Reincorporation in light of their personal circumstances and the consequences of the Reincorporation under state, local and foreign tax laws.

The Company believes that the Reincorporation of the Company from Texas to Delaware will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the IRC, which involves a reorganization that is a mere change in identity, form, or place of organization of a corporation. Assuming that the Reincorporation will be treated for United States federal income tax purposes as a reorganization within the meaning of Section 368(a)(1)(F) of the IRC and subject to the qualifications and assumptions described in this proxy statement: (i) holders of Company Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (ii) the aggregate tax basis of shares of the resulting Delaware corporation’s Common Stock received in the Reincorporation will be equal to the aggregate tax basis of the shares of Company Common Stock converted therefor, and (iii) the holding period of the shares of the resulting Delaware corporation’s Common Stock received in the Reincorporation will include the holding period of the shares of Company Common Stock converted therefor.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS. HOLDERS OF COMPANY COMMON STOCK ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE REINCORPORATION AND THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS.

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Securities Act Consequences

At the Effective Time, Positron Delaware will be a publicly held company and will be quoted on the NASDAQ OTC Bulletin Board under the symbol “POSC,” and will have the same periodic reporting obligations and make the same information available to its shareholders as the Company has in the past. The shares of Positron Delaware to be issued upon conversion of the shares of Positron Texas are not being registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance upon an exemption with respect to a conversion which has as its sole purpose a change in the domicile of the corporation. Shareholders whose stock in the Company is freely tradable before the Reincorporation will own freely tradable shares of Positron Delaware. Shareholders holding restricted securities of Positron Delaware will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. For purposes of computing compliance with the holding period of Rule 144 under the Securities Act, the shareholders will be deemed to have acquired their shares in Positron Delaware on the date they acquired their shares in the Company. In summary, Positron Delaware and its shareholders will be in the same respective position under the Federal securities laws after the Effective Time of the Reincorporation as were the Company and its shareholders prior to the Effective Time of the Reincorporation.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation because there is no change in the entity as a result of the Reincorporation. Accordingly, the historical consolidated financial statements of the Company, which previously have been reported to the SEC on Forms 10-K and 10-Q, among others, as of and for all periods through the date of this Information Statement, will be treated as the financial statements of Positron Delaware.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filing necessary in connection with the consummation of the Reincorporation will be the filing of the certificate of conversion with the Secretary of State of Texas and the filing of the application for transfer of jurisdiction, with the necessary attachments, with the Secretary of State of Delaware.

Appraisal Rights of Dissenting Shareholders

The Reincorporation will not create dissenters’ rights under the BOC. The Company will not independently provide shareholders with any dissenters’ rights.

Vote Required

The affirmative vote of the holders of at least two-thirds of the shares of capital stock outstanding on the record date, entitled to vote, constitutes approval of the Reincorporation.

DESCRIPTION OF SECURITIES

Description of Common Stock

Number of Authorized and Outstanding Shares. The Company's Certificate of Formation currently authorizes the issuance of 3,000,000,000 shares of Common Stock, $0.01 par value per share, of which 1,452,548,262 shares were outstanding on October 21, 2013. All of the outstanding shares of Common Stock are fully paid and non-assessable.

Voting Rights. Holders of shares of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by the shareholders. Accordingly, the holders of in excess of 50% of the aggregate number of shares of Common Stock outstanding will be able to elect all of the directors of the Company and to approve or disapprove any other matter submitted to a vote of all shareholders. The holders of our Common Stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of funds legally available. We have not paid any dividends since our inception, and we presently anticipate that all earnings, if any, will be retained for development of our business. Any future disposition of dividends will be at the discretion of our Board of Directors and will depend upon, among other things, our future earnings, operating and financial condition, capital requirements, and other factors.

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Other. Holders of Common Stock have no cumulative voting rights. Holders of Common Stock have no preemptive rights to purchase the Company's Common Stock. There are no conversion rights or redemption or sinking fund provisions with respect to the Common Stock.

Transfer Agent. Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws. The Company’s transfer agent for its Common Stock is Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004, (212) 509-4000.

Description of Preferred Stock

The Company’s Certificate of Formation currently authorizes the issuance of 10,000,000 shares of preferred stock from time to time in one or more series. The Board of Directors is authorized to determine, prior to issuing any such series of preferred stock and without any vote or action by the shareholders, the rights, preferences, privileges and restrictions of the shares of such series, including dividend rights, voting rights, terms of redemption, the provisions of any purchase, retirement or sinking fund to be provided for the shares of any series, conversion and exchange rights, the preferences upon any distribution of the assets of the Company, including in the event of voluntary or involuntary liquidation, dissolution or winding up of the Company, and the preferences and relative rights among each series of preferred stock. The Board of Directors has designated the following series of preferred stock:

(i) 5,450,000 shares of Series A 8% Convertible Redeemable Preferred Stock (“Series A”), of which 440,932 shares are outstanding. Holders of the Series A have no voting rights but may vote on a converted basis on any matter requiring shareholder vote. The Series A is senior to the Company’s Common Stock in liquidation. While the Series A is outstanding or any dividends thereon remain unpaid, no Common Stock dividends may be paid or declared by the Company.  The Series A may be redeemed in whole or in part, at the option of the Company, at any time subsequent to March 1998 at a price of $1.46 per share plus any undeclared and/or unpaid dividends to the date of redemption.  Redemption requires at least 30 days advanced notice and notice may only be given if the Company’s Common Stock has closed above $2.00 per share for the twenty consecutive trading days prior to the notice.

(ii) 9,000,000 shares of Series B Preferred Stock (“Series B”), of which 3,056,847 shares are outstanding. Holders of the Series B are entitled to 100 votes per share on all matters requiring shareholder vote. Each share of Series B $1.00 par value is convertible into 100 shares of the Company’s Common Stock. The Series B is senior to the Company’s Common Stock and junior in priority to the Company’s Series A and Series G in liquidation. Holders of the Series B Preferred Stock are entitled to 100 votes per share on all matters requiring shareholder vote.  While the Series B is outstanding, no Common Stock dividends may be paid or declared by the Company.  The Series B may be redeemed in whole or in part, at the option of the Company, at any time at a price of $1.00 per share.

(iii) 5,000,000 Series H Junior Convertible Preferred Stock (“Series H”), of which 7,500,000 shares are outstanding. Holders of the Series H are entitled to 100 votes per share on all matters which holders of Common Stock are entitled to vote. Each share of Series H is convertible into shares of Common Stock at the rate of the number of shares of Series H being converted multiplied by $0.10 and divided by the seventy percent (70%) of the daily weighted volume average of the three trading days prior to conversion. The Series H rank junior as to dividends and distribution of assets of the Company, to the Common Stock, the Series A, Series B, Series G and Series S.

(iv) 100,000 Series S Convertible Preferred Stock (“Series S”), of which 100,000 shares are outstanding. Holders of the Series S are entitled to 10,000 votes per share on all matters requiring shareholder vote. Each share of Series S, $1.00 par value per share, is convertible into 10,000 shares of the Company’s Common Stock, subject to adjustment. The Series S is senior to the Company’s Common Stock and junior in priority to the Company’s Series A, Series B and Series in liquidation.  While Series S is outstanding no Common Stock dividends may be paid or declared by the Company.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 21, 2013 with respect to any person (including any "group", as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the "Commission") pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company's Common Stock.

Name of Beneficial Owner		Title of Class	Beneficial Ownership (a)	Number of Shares Subject to Options, Warrants and Convertible Preferred Stock Exercisable	Percent of Class (b)
Solaris Opportunity Fund, L.P.	(c)	Common	3,300,000	0	40.9%

		Series S Preferred	100,000	1,000,000,000
Imagin Diagnostic Centres, Inc.	(d)	Common	750,000	0	15.3%
		Series B Preferred	2,622,502	262,250,200
Joseph G. Oliverio	(e)	Common	0	75,000,000	4.9%
Patrick G. Rooney	(f)	Common	48,181,818	1,213,981,818	47.7%
		Series H Preferred	5,000,000
Corey N. Conn	(g)	Common	0	85,500,000	7.7%
		Series H Preferred	2,500,000
Sachio Okamura	(h)	Common	0	2,500,000	*
Dr. Anthony C. Nicholls	(i)	Common	0	1,500,000	*
Jason M. Kitten	(j)	Common	5,000,000	7,500,000	*
Charles C. Conroy	(k)	Common	0	20,000,000	1.3%
All Directors and Executive Officers as a Group		Common	60,681,818	1,506,481,818	52.8%

* Does not exceed 1% of the referenced class of securities.

(a) Security ownership is direct unless indicated otherwise.  Security ownership information for beneficial owners is taken from statements filed with the Securities and Exchange Commission pursuant to Sections 13(d), 13(g) and 16(a) and/or information made known to the Company.

(b) For each shareholder, the calculation of beneficial ownership is based upon 1,451,927,262 shares of Common Stock outstanding as of September 19, 2013 and shares of Common Stock subject to options, warrants and/or conversion rights held by the shareholder that are currently exercisable or exercisable within 60 days, which are deemed to be outstanding and to be beneficially owned by the shareholder holding such options, warrants, or conversion rights.  Each share of Series A Preferred Stock converts into one fully paid and non-assessable shares of Common Stock.  Each share of Series B Convertible Preferred Stock converts into one hundred (100) shares of Common Stock.  Each share of Series H Junior Convertible Preferred Stock Converts into a number of shares of Common Stock equal to the number of shares of Series H Preferred Stock being converted multiplied by $0.10 and divided by the volume weighted average price for the three trading days prior to conversion multiplied by .70. Each share of the Series S Convertible Preferred Stock converts into the number of Series S Preferred shares converted multiplied by Ten Thousand (10,000).

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(c) Includes 3,300,000 Common shares owned directly and 1,000,000,000 shares issuable upon full conversion of 100,000 shares of Series S Preferred Stock. The address for Solaris Opportunity Fund, L.P. is 3801 N. Washington St. Oak Brook, Illinois 60523. Patrick G. Rooney holds voting and dispositive power for Solaris Opportunity Fund, L.P.

(d) Includes 750,000 shares owned directly, and 262,250,200 shares issuable upon full conversion of 2,622,502 shares of Series B Preferred Stock.  The address for Imagin Diagnostic Centres, Inc. (“IDC”) is 3014 - 610 Granville St., Vancouver, British Columbia, V6C 3T3, Canada. Gregory Pappas, Chief Executive Officer, holds voting and dispositive power for IDC.

(e) Includes 55,000,000 shares of Common Stock issuable upon full conversion of 550,000 Series B shares that may be acquired by Mr. Oliverio pursuant to stock options that are exercisable until December 31, 2013 and 20,000,000 shares of Common Stock options pursuant to 2012 Equity Incentive Plan that are exercisable until January 17, 2015.

(f) Includes 70,000,000 shares of Common Stock issuable upon full conversion of 700,000 Series B shares that may be acquired by Mr. Rooney pursuant to options that are exercisable until December 31, 2013, warrants to purchase 72,500,000 shares of Common Stock at the exercise price of $.01 which expire on December 31, 2013, and 20,000,000 shares of Common Stock options pursuant to 2012 Equity Incentive Plan that are exercisable until January 17, 2015.  Also assumes conversion of 5,000,000 shares of Series H Preferred Stock held by Mr. Rooney at the conversion price of $.007 per share.  Also includes 1,003,300,000 shares of Common Stock held by or convertible to by Solaris Opportunity fund, L.P. (“Solaris”), over which Mr. Rooney holds voting and dispositive power.  Mr. Rooney disavows beneficial ownership over any securities held by Solaris.

(g) Includes 55,000,000 shares of Common Stock issuable upon full conversion of 550,000 Series B shares that may be acquired by Mr. Conn pursuant to stock options that are exercisable until December 31, 2013, warrants to purchase 10,500,000 shares of Common Stock at the exercise price of $.01 which expire on December 31, 2013, and 20,000,000 shares of Common Stock options pursuant to 2012 Equity Incentive Plan that are exercisable until January 17, 2015. Also assumes the conversion of 2,500,000 shares of Series H Preferred Stock held by Mr. Conn at the conversion price of $.007 per share.

(h) Includes 2,500,000 shares of Common Stock issuable upon full conversion of 25,000 Series B shares that may be acquired by Mr. Okamura pursuant to stock options that are exercisable until December 31, 2013.

(i) Includes 1,500,000 shares of Common Stock issuable upon full conversion of 15,000 Series B shares that may be acquired by Dr. Nicholls pursuant to stock options that are exercisable until December 31, 2013.

(j) Includes 2,500,000 shares of Common Stock that may be acquired by Mr. Kitten pursuant to stock options that are exercisable until January 17, 2015.

(k) Includes 10,000,000 shares of Common Stock that may be acquired by Mr. Conroy pursuant to stock options that are exercisable until January 17, 2015.

The address for all officers and directors of the Company is 530 Oakmont Lane, Westmont, IL 60559.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC's public reference rooms at 100 F Street, NE, Washington, D.C. 20549.  Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC's web site at www.sec.gov.

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The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by The Company with the Securities and Exchange Commission (SEC File Number 0000844985 and contain important information about The Company and its finances, are incorporated into this Information Statement:

• Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 was filed with the Commission on April 15, 2013 and amended on April 23, 2013.

• Our Quarterly Reports on Form 10-Q filed for the quarters ending June 30, 2013 March 31, 2013, September 30, 2012 and June 30, 2012 were filed on August 14, 2013, May 17, 2013, November 14, 2012 and August 14, 2012, respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

SCHEDULE OF APPENDICES

Appendix A	Certificate of Amendment to Certificate of Formation of Positron Corporation, a Texas corporation
Appendix B	Certificate of Incorporation of Delaware
Appendix C	Certificate of Conversion
Appendix D	Plan of Conversion
Appendix E	By-Laws of Positron Corporation, a Delaware corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Information Statement on Schedule 14C to be signed on its behalf by the undersigned hereunto duly authorized.

POSITRON CORPORATION
October 21, 2013
	By:	/s/ Patrick G. Rooney
Name: Patrick G. Rooney
Title: Chief Executive Officer

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APPENDIX A

Form 424 (Revised 05/11)	Certificate of Amendment	This space reserved for office use.
Submit in duplicate to: Secretary of State P.O. Box 13697 Austin, TX 78711-3697 512 463-5555 FAX: 512/463-5709
Filing Fee: See instructions

Entity Information
The name of the filing entity is:
Positron Corporation
State the name of the entity as currently shown in the records of the secretary of state. If the amendment changes the name of the entity, state the old name and not the new name.
The filing entity is a: (Select the appropriate entity type below.)
[X] For-profit Corporation	[_] Professional Corporation
[_] Nonprofit Corporation	[_] Professional Limited Liability Company
[_] Cooperative Association	[_] Professional Association
[_] Limited Liability Company	[_] Limited Partnership

The file number issued to the filing entity by the secretary of state is:	68404700
The date of formation of the entity is:	December 20, 1983

Amendments

1. Amended Name
(If the purpose of the certificate of amendment is to change the name of the entity, use the following statement)
The amendment changes the certificate of formation to change the article or provision that names the filing entity. The article or provision is amended to read as follows:
The name of the filing entity is: (state the new name of the entity below)

The name of the entity must contain an organizational designation or accepted abbreviation of such term, as applicable.

2. Amended Registered Agent/Registered Office

The amendment changes the certificate of formation to change the article or provision stating the name of the registered agent and the registered office address of the filing entity. The article or provision is amended to read as follows:

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Registered Agent (Complete either A or B, but not both. Also complete C.)
[X] A. The registered agent is an organization (cannot be entity named above) by the name of:
VCorp Services, LLC
OR
[_] B. The registered agent is an individual resident of the state whose name is:

First Name	M.I.	Last Name		Suffix
The person executing this instrument affirms that the person designated as the new registered agent has consented to serve as registered agent.
C. The business address of the registered agent and the registered office address is:
TX
Street Address (No P.O. Box)		City	State	Zip Code

3. Other Added, Altered, or Deleted Provisions
Other changes or additions to the certificate of formation may be made in the space provided below. If the space provided is insufficient, incorporate the additional text by providing an attachment to this form. Please read the instructions to this form for further information on format.

Text Area (The attached addendum, if any, is incorporated herein by reference.)

[X] Add each of the following provisions to the certificate of formation. The identification or reference of the added provision and the full text are as follows:
Please add Section D to Article IV as follows: (Balance of Amendment Attached.)

[X] Alter each of the following provisions of the certificate of formation. The identification or reference of the altered provision and the full text of the provision as amended are as follows:
ARTICLE IV (Balance of Amendment Attached.)

[_] Delete each of the provisions identified below from the certificate of formation.

Statement of Approval

The amendments to the certificate of formation have been approved in the manner required by the Texas Business Organizations Code and by the governing documents of the entity.

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Effectiveness of Filing (Select either A, B, or C.)

A. [X] This document becomes effective when the document is filed by the secretary of state.
B. [_] This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:
C. [_] This document takes effect upon the occurrence of a future event or fact, other than the passage of time. The 90th day after the date of signing is:
The following event or fact will cause the document to take effect in the manner described below:

Execution
The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument and certifies under penalty of perjury that the undersigned is authorized under the provisions of law governing the entity to execute the filing instrument.

Date:
By:

Signature of authorized person
Patrick G. Rooney
Printed or typed name of authorized person (see instructions)

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CERTIFICATE OF AMENDMENT

OF

POSITRON CORPORATION

Please add the following provision as Section D to Article IV as follows:

D. Effective upon the filing of the Certificate of Amendment to the Certificate of Formation (the "Effective Time"), a one for one hundred (100) reverse stock split of the Common Stock will be effectuated. As of the Effective Time, every one hundred (100) shares of Common Stock issued and outstanding immediately prior to the Effective Time (the "Old Common Stock") will be automatically and without any action on the part of the holder thereof reclassified as and converted into one share of Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified. All fractional shares of Common Stock shall be rounded to the next higher whole number of shares of Common Stock. If more than one Old Certificate shall be surrendered at one time for the account of the same stockholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer, and the person or persons requesting the exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the transfer agent that the taxes are not payable. From and after the Effective Time the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

Please alter the reference of par value $0.01 per share to $0.0001 per share in the first paragraph of Article IV as follows:

The total number of shares of all classes of stock that the corporation shall be authorized to issue is 520,000,000 shares, of which 500,000,000 shares of common stock par value $0.0001 per share (“Common Stock”) and (b) 20,000,000 shares of preferred stock, par value $0.0001 per share (“Preferred Stock”) of which 5,450,000 have been designated as Series A Preferred Stock, 9,000,000 shares have been designated as Series B Preferred Stock, 7,500,000 shares have been designated as Series H Preferred Stock and 100,000 shares have been designated as Series S Preferred Stock.

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APPENDIX B

STATE OF DELAWARE

CERTIFICATE OF INCORPORATION

OF

POSITRON CORPORATION,

a Delaware Corporation

The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

ARTICLE I

The name of this corporation shall be: Positron Corporation

ARTICLE II

The address, including street, number, city and county, of the registered office of the Corporation in the State of Delaware is [______________, County of ______; and the name of the registered agent of the Corporation in the State of Delaware is ___________.]

ARTICLE III

The purpose for which the corporation is organized is to transact any lawful business for which corporations may be incorporated under the General Corporation Law of the State of Delaware.

ARTICLE IV

The total number of shares of all classes of stock that the corporation shall be authorized to issue is 520,00,000 shares, of which 500,000,000 shares shall be designated common stock par value $0.0001 per share (“Common Stock”) and (b) 20,000,000 shares shall be designated preferred stock, par value $0.0001 per share (“Preferred Stock”) of which 100,000 shares have been designated as Series A 8% Convertible Redeemable Preferred Stock, 1,000,000 shares have been designated as Series B Convertible Preferred Stock, 750,000 shares have been designated as Series H Junior Convertible Preferred Stock and 1,000 shares have been designated as Series S Convertible Preferred Stock.

A. Preferred Stock

1. Issuance in Series. The Preferred Stock may be divided into and issued in one or more series. The board of directors is hereby vested with authority from time to time to establish and designate such series, and within the limitations prescribed by law or set forth herein, to fix and determine the relative rights and preferences of the shares of any series so established but all shares of Preferred Stock shall be identical except as to the following relative rights and preferences as to which there may be variations between different series: (a) the rate of dividend and the terms and conditions including the relative rights of priority, if any, of payment of dividends; (b) the price at and the terms and conditions including the relative rights of priority, if any, on which shares may be redeemed; (c) the amount payable including the relative rights of priority, if any, upon shares in event of involuntary liquidation; (d) the amount payable including the relative rights of priority, if any, upon shares in event of voluntary liquidation; (e) sinking fund provisions for the redemption or purchase of shares; (f) the terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion; (g) the nature of any dividends, whether cumulative, noncumulative or otherwise; (h) the repurchase obligations including the relative rights of priority, if any, of the corporation with respect to such shares; and (i) voting rights. The board of directors shall exercise such authority by the adoption of a resolution or resolutions as prescribed by law.

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2. Dividends. The holders of each series of Preferred Stock at the time outstanding shall be entitled to receive, when and as declared to be payable by the board of directors, out of any funds legally available for the payment thereof, dividends subject to the terms and conditions including the relative rights of priority, if any, and at the rate theretofore fixed by the board of directors for such series of Preferred Stock that have theretofore been established, and no more.

3. Preferences on Liquidation. In the event of any dissolution, liquidation or winding up of the corporation, whether voluntary or involuntary, the holders of each series of the then outstanding Preferred Stock shall be entitled to receive the amount fixed for such purpose and subject to the terms and conditions including the relative rights of priority, if any, set forth in the resolution or resolutions of the board of directors establishing the respective series of Preferred Stock that might then be outstanding together with a sum equal to the amount of all accumulated and unpaid dividends thereon at the dividend rate fixed therefor in the aforesaid resolution or resolutions. After such payment to such holders of Preferred Stock, the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Stock. A consolidation, merger or reorganization of the corporation with any other corporation or corporations or a sale of all or substantially all of the assets of the corporation shall be considered a dissolution, liquidation or winding up of the corporation within the meaning of these provisions.

B. Common Stock

1. Dividends. Subject to all the rights of the Preferred Stock or any series thereof, and on the conditions set forth in Part A of this Article IV or to any resolution of the board of directors providing for the issuance of any series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the board of directors, out of funds legally available therefor, dividends payable in cash, stock or otherwise.

2. Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share held.

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C. Provisions Applicable To All Classes

1. No Preemptive Rights. No holder of securities of the corporation shall be entitled as a matter of right, preemptive or otherwise, to subscribe for or purchase any securities of the corporation now or hereafter authorized to be issued, or securities held in the treasury of the corporation, whether issued or sold for cash or other consideration or as a dividend or otherwise. Any such securities may be issued or disposed of by the board of directors to such persons and on such terms as in its discretion it shall deem advisable.

2. Cumulative Voting. No shareholder of the corporation shall have the right of cumulative voting at any election of directors or upon any other matter.

3. Authority to Purchase own Shares. The corporation shall have the authority to purchase, directly or indirectly, its own shares to the extent of the aggregate of unrestricted capital surplus available therefor and unrestricted reduction surplus available therefor."

ARTICLE V.

The name and the mailing address of the incorporator is as follows:

NAME	MAILING ADDRESS

c/o Positron Corporation
Patrick G. Rooney	530 Oakmont Lane
Westmont, IL 60559

ARTICLE VI.

The Corporation is to have perpetual existence.

ARTICLE VII.

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case may be, and also on this Corporation.

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ARTICLE VIII

No contract or other transaction between the corporation and any other person (as used herein the term "person" means an individual, firm, trust, partnership, association, corporation, or other entity) shall be affected or invalidated by the fact that any director of the corporation is interested in or is a member, director, or an officer of, such other person, and any director may be a party to or may be interested in any contract or transaction of the corporation or in which the corporation is interested; and no contract, act or transaction of the corporation with any person shall be affected or invalidated by the fact that any director of the corporation is a party to, or interested in, such contract, act or transaction, or in any way connected with such person. Each and every person who may become a director of the corporation is hereby relieved from any liability that might otherwise exist from contracting with the corporation for the benefit of himself or any person in which he may in any way be interested, provided that the fact of such interest shall have been disclosed to, or shall be known by, the other directors or the shareholders of the corporation, as the case may be, acting upon or with reference to such act, contract or transaction, even though the presence at a meeting or vote or votes of such interested director might have been necessary to obligate the corporation upon such act, contract or transaction.

ARTICLE IX

Each person who serves or has served as a director shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) for unlawful payment of dividend or unlawful stock purchase or redemption as such liability is imposed under Section 174 of the General Corporation Law of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

ARTICLE X

Any action required by the Delaware Code to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the actions so taken, shall be signed by the holder of holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

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ARTICLE XI

The Corporation shall provide indemnification as follows:

(a) The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees), liabilities, losses, judgments, fines, excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974, and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

(b) The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this paragraph (b) in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware or such other court shall deem proper.

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(c) Notwithstanding any other provisions of this Article XI, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Article XI, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.

(d) In the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article XI, any expenses (including attorneys’ fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article XI; and provided further that no such advancement of expenses shall be made under this Article XI if it is determined that (i) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

(e) No amendment, termination or repeal of this Article XI or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

ARTICLE XII

Except as may be expressly provided in this Certificate of Incorporation, the Corporation reserves the right at any time and from time to time to amend, alter, change or repeal any provision contained in these Certificate of Incorporation or a Preferred Stock Designation, and any other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or thereafter prescribed herein or by applicable law, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to these Certificate of Incorporation in its present form or as hereafter amended are granted subject to the right reserved in this Article XII; provided, however, that any amendment or repeal of Article XI and Article XII of this Certificate of Incorporation shall not adversely affect any right or protection existing hereunder in respect of any act or omission occurring prior to such amendment or repeal; and provided further that no Preferred Stock Designation shall be amended after the issuance of any shares of the series of Preferred Stock created thereby, except in accordance with the terms of such Preferred Stock Designation and the requirements of applicable law.

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IN WITNESS THEREOF, Positron Corporation has caused this certificate to be signed by the Chief Executive Officer, Patrick G. Rooney, this ________ day of _______, 2013.

______________________________

Patrick G. Rooney, Incorporator

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EXHIBIT A

STATEMENT OF DESIGNATION ESTABLISHING

SERIES A 8% CUMULATIVE CONVERTIBLE REDEEMABLE PREFERRED STOCK

OF POSITRON CORPORATION

To the Secretary of State of the State of Texas:

Pursuant to the provisions of Article 2.13 of the Texas Business Organizations Code, the undersigned corporation submits the following statement for the purpose of establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof:

A. The name of the corporation is Positron Corporation (the "Company").

B. The following resolution, establishing and designating a series of shares and determining and fixing the relative rights and preferences thereof, was duly adopted by the Board of Directors of the Company on February 28, 1996.

RESOLVED, that, pursuant to the authority vested in the Board of Directors of the Company by its Articles of Incorporation, as amended, there hereby is created, out of the 10,000,000 shares of preferred stock authorized in Article Four of its Articles of Incorporation, as amended, a series of 5,450,000 shares of Preferred Stock, par value $1.00 per share (the "Series A Preferred Stock"), of the Company, and the designation, amount and stated value of such series of Preferred Stock and the voting powers, preferences, and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1. Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be "Series A 8% Cumulative Convertible Redeemable Preferred Stock" (the "Series A Preferred Stock") which shall consist of a maximum of 5,450,000 shares of such Series A Preferred Stock, $1.00 par value per share, which shall have the preferences, rights, qualifications, limitations, and restrictions set forth below.

2. Rank. All shares of the Series A Preferred Stock shall rank prior, both as to payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, to all of the Company's now or hereafter issued common stock, par value $.01 per share (the "Common Stock"), and to all of the Company's hereafter issued capital stock ranking junior; to the Series A Preferred Stock both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stack and any other capital stock being herein referred to as "Junior Stock").

3. Dividends.

(a) The holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors of the Company, cumulative dividends out of funds legally available therefor, at the annual rate of $0.1064 per share (the "Annual Dividend Rate") unless otherwise adjusted pursuant to paragraph (b) of this Section 3. Such dividends shall cumulate from the date issued and be paid when, as and if declared, semi-annually on January 1 and July 1, each year commencing on July 1, 1996 (each of such dates being a "Series A Dividend Payment Date" and each period between such dates or the date of issue, if earlier, being a "Series A Dividend Period") to the shareholders of record of Series A Preferred Stock on the respective date, not exceeding 15 days preceding such Series A Dividend Payment Date, as shall be fixed for this purpose by the Board of Directors of the Company in advance of payment of each particular dividend. Dividend payments made with respect to shares of Series A Preferred Stock may be made, in the sole discretion of the Board of Directors of the Company, in cast or in additional fully paid and nonassessable shares of Series A Preferred Stock at a rate of one share of Series A Preferred Stock for each $1.33 of such dividend not paid in cash and the issuance of such additional shares (notwithstanding the amount of net proceeds received with respect to Fractional Series A Preferred Shares (as defined in subparagraph (b) described below) shall constitute full payment of such dividend. The amount of dividends payable on shares of Series A Preferred Stock for each Series A Dividend Period shall be computed by dividing by two the annual rate per share set forth in this subparagraph (a). The amount of dividends payable for the initial dividend period and any period shorter that a 180-day Series A Dividend Payment Period shall be computed on the basis of a 360-day year of twelve 30-day months.

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(b) The Annual Dividend Rate may be adjusted in the event that the registration statement, which the Company shall cause to be filed with the Securities and Exchange Commission registering for resale the shares of Common Stock into which the share of Series A Preferred Stock are convertible (pursuant to Section 5 herein) pursuant to the terms of each Subscription Agreement entered into between the Company and each holder of Series A Preferred Stock, shall not have been declared effective within 105 days after the Final Closing Date (as herein defined). The Annual Dividend Rate shall increase 50.00133 per day for each day commencing 106 days after the Final Closing Date that such registration statement has not been declared effective by the Securities and Exchange Commission. For purposes of this resolution, the "Final Closing Date" shall be the earlier of (i) the last closing of the sale of shares of Series A Preferred Stock and (ii) June 30, 1996.

(c) All dividends paid in additional shares of Series A Preferred Stock pursuant to subparagraph (a) shall be paid pro rata to the holders entitled thereto. The Company may, in its sole discretion, elect to issue certificates representing fractions of a share of Series A Preferred Stock (the "Fractional Series A Preferred Shares") on payment of any dividend for any Series A Dividend Period in additional shares of Series A Preferred Stock. Any such Fractional Series A Preferred Shares shall be rounded to the nearest 1/100th of a percent. The Company ,may, in its sole discretion, elect to pay cash in lieu of paying a Fractional Series A Preferred Share, such cash payment made in lieu of such Share$ to be rounded to the nearest cent. All shares of Series A Preferred Stock which may be issued as a dividend with respect to the Series A Preferred Stock will thereupon be duly authorized, validly issued, fully paid and nonassessable. Each Fractional Series A Preferred Share outstanding shall be entitled to a ratably proportionate amount of all dividends accruing with respect to each outstanding share of Series A Preferred Stock pursuant to this Section 3.

(d) Dividends on any share of Series A Preferred Stock issued as dividends on any share of Series A Preferred Stock shall be fully cumulative and shall accrue (whether or not declared) from the date of their original issuance. Accumulated unpaid dividends for any past Series A Preferred Dividend Periods may be declared by the Board of Directors of the Company and paid on any date fixed by the Board of Directors of the Company, whether or not a regular Series A Preferred Dividend Payment Date, to holders of record on the books of the Company on such record date as may be fixed by the Board of Directors of the Company. Holders of Series A Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of the full cumulative dividends. No interest or sum of money in lieu of interest shall be payable in respect of any accumulated unpaid dividends.

(e) No dividends or other distributions shall be declared, paid or set apart for payment on shares of Junior Stock or any other capital stock of the Company ranking junior as to dividends to the Series A Preferred Stock (the Junior Stock and any such other class or series of the Company's capital stock being herein referred to as "Junior Dividend Stock"), unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series A Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Junior Dividend Stock.

(f) No payment on account of the purchase, redemption, retirement or other acquisition of shares of Junior Dividend Stock or any other class or series of the Company's capital stock ranking junior to the Series A Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (the Junior Stock and any other class or series of the Company's capital stock ranking junior to the Series A Preferred Stock as to such distributions being herein referred to as "Junior Liquidation Stock") shall be made for any period unless and until all accrued and unpaid dividends on the Series A Preferred Stock for all dividend payment periods ending on or before such payment for such Junior Dividend Stock or Junior Liquidation Stock (as hereinafter defined) shall have been paid or declared and set apart for payment.

(g) No dividends or other distributions shall be declared, paid or set apart for payment on shares of any class or series of the Company's capital stock hereafter issued ranking, as to dividends, on a parity with the Series A Preferred Stock (any such class or series of the Company's capital stock being, herein referred to as "Parity Dividend Stock") for any period unless full cumulative dividends have been, or contemporaneously are, paid or declared and set apart for such payment on the Series A Preferred Stock for all dividend payment periods ending on or before the payment date of such dividends on Parity Dividend Stock. No dividends may be paid on Parity Dividend Stock except on dates tin which dividends are paid on the Series A Preferred Stock. All dividends paid or declared and set apart for payment on the Series A Preferred Stock and the Parity Dividend Stock shall be paid or declared and set apart for payment pro rata so that the amount of dividends paid or declared and set apart for payment per share on the Series A Preferred Stock and the Parity Dividend Stock on any date shall in all cases bear to each other the same ratio that accrued and unpaid dividends to the date of payment on the Series A Preferred Stock and the Parity Dividend Stock bear to each other.

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(h) No payment on account of the purchase, redemption, retirement or other acquisition of shares of Parity Dividend Stock or any class or series of the Company's capital stock ranking on a parity with the Series A Preferred Stock as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary (any such class or aeries of the Company's capital stock being herein referred to as "Parity Liquidation Stock") shall be made, and, other than dividends to the extent permitted by the preceding paragraph, no distributions shall be declared, paid or set apart for payment on shares of Parity Dividend Stock or Parity Liquidation Stock, unless and until all accrued and unpaid dividends on the Series A Preferred Stock for all dividend payment periods ending on or before such payment for, or the payment date of such distributions on, such Parity Dividend Stock or Parity Liquidation Stock shall have been paid or declared and set apart for payment; provided, however, that these restrictions set forth in this sentence shall not apply to the purchase or other acquisition of Parity Dividend Stock or Parity Liquidation Stock either (A) pursuant to any employee or director incentive or benefit plan or arrangement (including any employment, severance or consulting agreement) of the Company or any subsidiary of the Company hereafter adopted or (B) in exchange solely] for Junior Stock.

(i) Any reference to "distribution" contained in this Section 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

4. Liquidation Preference.

(a) In the event of any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, before any payment or distribution of the assets of the Company shall be made to or Set apart for the holders of Junior Stock, the holders of the Series A Preferred Stock shall be entitled to receive in immediately available funds $1.33 per share of Series A Preferred Stock, plus an amount equal to all dividends (whether or not authorized) accumulated and unpaid without interest thereon to the date of final distribution to such holders (the "Liquidation Preference"); but such holders shall not be entitled to any further payment. If, upon any liquidation, dissolution or winding up of the Company, the assets of the Company, or proceeds thereof, distributable among the holders of the Series A Preferred Stock shall be insufficient to pay in full the Liquidation Preference and liquidating payments on any other shares of any class or series of Parity Liquidation Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of Series A Preferred Stock and any such other Parity, Liquidation Stock ratably in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and any such other shares of Parity Liquidation Stock if all amounts payable thereon were paid in full.

(b) Subject to the rights of the holders of shares of Parity Liquidation Stock, after payment shall have been made in full to the holders of the Series A Preferred Stock, as provided in this Section 4, any other series or class or classes of Junior Stock shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of the Series A Preferred Stock shall not be entitled to share therein.

(c) For purposes of this Section 4, neither the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company, nor the consolidation or merger of the Company with or into one or more other corporations, shall be deemed to be a liquidation, dissolution, or winding up of the affairs of the Company, unless such voluntary sale, lease, conveyance, exchange, or transfer shall be in connection with a plan of liquidation, dissolution, or winding up of the affairs of the Company.

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5. Conversion.

(a) Right of Conversion. After the initial issuance of the Series A Preferred Stock, each share of Series A Preferred Stock shall be convertible at the option of the holder thereof, at any time prior Ito the close of business on the fifth business day prior to the date fixed for redemption of such share as herein provided, into fully paid and nonassessable shares of Common Stock, at the rate of that number of shares of Common Stock for each full share of Series A Preferred Stock that is equal to $1.33 divided by the conversion price applicable per share of Common Stock, or into such additional or other securities, cash or property and at such other rates as required in accordance with the provisions of this Section 5. For purposes of this resolution, the "conversion price" applicable per share of Common Stock shall initially be equal to $1.33 and shall be adjusted from time to time in accordance with the provisions of this Section 5.

(b) Conversion Procedures. Any holder of shares of Series A Preferred Stock desiring to convert such shares into Common Stock shall surrender the certificate or certificates evidencing such share$ of Series A Preferred Stock at the office of the transfer agent for the Series A Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in Blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series A Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

Subject to Section 5(c) hereof, no payments or adjustments in respect of accumulated and unpaid dividends on shares of Series A Preferred Stock surrendered for conversion or on account of any dividend on the Common Stock issued upon conversion shall be made upon the conversion of any shares of Series A Preferred Stock; provided, however, that to the extent the Board of Directors of the Company have declared prior to the date of conversion payment of any accumulated and unpaid dividends on shares of Series A Preferred Stock a holder of Series A Preferred Stock shall retain the right to receive such declared dividends notwithstanding the conversion of any shares of Series A Preferred Stock.

The Company shall, as soon as practicable after such deposit of certificates evidencing shares of Series A Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series A Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 5(d). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series A Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

(c) Adjustment of Conversion Price. The conversion price at which a share of Series A Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i) If the Company shall (A) pay a dividend or make a distribution on its stock in Common Stock or any security convertible into or exchangeable for Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock, into a smaller number of shares or (D) issue any shares of capital stock by reclassification of its Common Stock, then the conversion price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or distribution or at the opening of business on the business day next following the day on which such subdivision, combination or reclassification becomes effective, as the case may be, shall be adjusted so that the holder of any Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of such securities that such holder would have owned or have been entitled to receive after the happening of any of the events described above as if such Series A Preferred Stock had been converted immediately prior to the record date in the case of a dividend or distribution or the effective date in the case of a subdivision, combination or reclassification. An adjustment made pursuant to this subparagraph (i) shall become effective immediately after the opening of business on the business date next following the record date in the case of a dividend or distribution and shall become effective immediately after the opening of business on the business date next following the effective date in the case Of a subdivision, combination or reclassification. The provision of this subparagraph (i) shall not be applicable to any transaction for which an adjustment is otherwise provided under this Section 5(c).

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(ii) In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, right or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (ii), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subparagraph (ii) in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, the conversion price shall be readjusted at the time of such expiration to the conversion price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

(iii) If the Company shall, at any time or from time to time after the date hereof, issue, or be deemed to have issued pursuant to the provisions of this subparagraph (iii), any additional shares of Common Stock at a price per share, before deduction of any discounts, commissions, fees and other expenses of issuance and marketing, which is less than the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) immediately prior to such issue, then the conversion price shall immediately be reduced in accordance with the following formula:

C1 =	C (O + M)P
×	A

where:

C1	=	the adjusted conversion price.

C	=	the current conversion price.

O	=	the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares.

P	=	the aggregate consideration received for the issuance of such additional shares.

M	=	the current market price per share of Common Stock on the date of issuance of such additional shares.

A	=	the number of shares of Common Stock outstanding immediately after the issuance of such additional shares.

For purposes of this subparagraph (iii), the issuance by the Company of warrants, options, or other rights to acquire Common Stock or any securities or instruments convertible directly or indirectly into or exchangeable or exercisable for Common Stock (collectively, "Equity Securities"), other than Exempted Securities (as herein defined), shall be deemed to involve the immediate issuance by the Company of the maximum number of shares of Common Stock issuable upon full exercise or conversion of such Equity Securities for a consideration equal to the minimum aggregate consideration receivable by the Company upon issuance of such Equity Securities and full conversion or exercise thereof, and the shares of Common Stock deemed to be so issued shall thereafter be deemed to be outstanding as long as the Equity Securities which provide the right to acquire such shares remains outstanding. Any direct or indirect reduction in the exercise or conversion price of outstanding Equity Securities shall be deemed a new issuance of such Equity Securities to the extent of such reduction. However, in the event that any Equity Securities have been issued by the Company which have resulted in an adjustment in the conversion price pursuant to this subparagraph (iii), and such Equity Securities have not been exercised prior to the expiration of such Equity Securities, then the conversion price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the conversion price made pursuant to the provisions of this subparagraph (iii) after the issuance of such Equity Securities) had the adjustment of the conversion price made upon the issuance of such Equity Securities been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such Equity Securities actually exercised. For purposes of this subparagraph (iii), if shares are issued for consideration all or part of which is other than cash, the amount of such non-cash consideration shall be deemed to be the value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). The provisions of this subparagraph (iii) shall not be applicable to any issuance for which an adjustment is otherwise provided under Section 5(c) or to any issuance of Common Stock upon actual exercise or actual conversion of any Equity Securities if the conversion price was fully and properly adjusted at the time such Equity Securities were issued (or, if no such adjustment was required hereunder). The term "Exempted Securities" means (A) the Common Stock issuable upon the conversion of the Series A Preferred Stock, (B) the Common Stock issuable upon the exercise of the Redeemable Common Stock Purchase Warrants (the "Warrants") being offered by the Company in connection with the Series A Preferred Stock, (C) the Common Stock issuable upon the exercise of the Warrants to be issued to Josephthal Lyon & Ross Incorporated pursuant to that certain letter dated February 23, 1996, (D) the Common Stock issuable upon the exercise of the warrants to be issue to Spencer Trask Securities Incorporated pursuant to that certain Placement Agency Agreement dated February 13, 1996, (E) Series A Preferred Stock issued by the Company pursuant to Section 3, (F) title Common Stock issuable pursuant to the conversion or exercise of all Equity Securities outstanding prior to March 1, 1996; (G) the Common stock issuable upon the exercise of that certain warrant to purchase 67,500 shares of Common Stock to be issued to Um-Tech, Ltd. in connection with the Modification of the terms and provisions of its outstanding loan to the Company, and (H) the issuance or sale of Common Stock upon the exercise of options granted pursuant to any of the Company's stock option plans in effect as of February 29, 1996, whether or not such options are outstanding as of such date.

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(iv) Subject to the last sentence of this subparagraph (iv), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, share of any class or series of capital stock, cash or assets (including securities, but excluding any rights, or warrants referred to in subparagraph (ii) of this Section 5(c), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph (i) of this Section 5(c)), the conversion price shall be reduced so that the same shall equal the price determined by multiplying the *version price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (iv) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. If the Board of Directors determines the fair market value of any distribution for purposes of this subparagraph (iv) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock pursuant to subparagraph (vii) of this Section 5(c). For purposes of this subparagraph (iv), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase share$ of Common Stock shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of capital stock other than such shares of Common Stock or such rights or warrants (making any conversion price reduction required by this subparagraph (iv)) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further conversion price reduction required by subparagraph (i) or (ii) of this Section 5(c), except (A) the Reference Date of such dividend or distribution as defined in this subparagraph (iv) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution or to exchange such Rights," "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and "the date fixed for such determination" within the meaning of subparagraphs (i) and (ii) of this Section 5(c) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (i) of this Suction 5(c)).

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(v) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding any such cash dividend if the amount thereof per share of Common Stock multiplied by four does not exceed 15% of the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day (as defined in Section 5(h)) next preceding the date of declaration of such dividend), the conversion price `shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (v) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the date fixed; for the payment of such distribution less the amount of cash so distributed and not excluded as provided above applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution.

(vi) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of the Company's Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day (as defined in Section 5(h)) next succeeding the Expiration Time, the conversion price shall be reduced so that the same shall equal the price determined by multiplying the conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (vi) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the current market price per share (determined as provided in subparagraph (vii) of this Section 5(c)) of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

(vii) For the purpose of any computation under subparagraph (ii), (iii), (iv) and (v) of this Section 5(c), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices (as defined in Section 5(h)) for-the five consecutive Trading Days prior to and including the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the conversion price pursuant to subparagraph (i), (ii), (iii), (iv), (v) or (vi) above ("Other Event") occurs after the third Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation (the "Current Evens"), the Closing Price for each Trading Day prior to the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the same fraction by which the conversion price is so required to be adjusted as a result of such Other Event, (2) if the "ex" date for any Other Event occurs after the "ex" date for the Current Event and on or prior to the date in question, the Closing Price for each Trading Day on and after the "ex" date for such Other Event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion rice is so required to be adjusted as a result of such Other Event, (3) if the "ex" date of any Other Event occurs on the "ex" date for the Currant Event, one of those events shall be deemed for purposes of clauses (1) and (2) of this proviso to hays an "ex" date occurring prior to the "ex" date for the other event, and (4) if the "ex" date for the Current Event is on or prior to the date in question, after taking into account any adjustment required pursuant to clause (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the date in question (as determined in good faith by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (iv) or (v) of this Section 5(c), whose determination shall be conclusive and described in a resolution of the Board of Directors) of the portion of the rights, warrants, evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock. For the purpose of any computation under subparagraph (vi) of this Section 5(c), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for such date in question and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender or exchange offer requiring such computation) that requires an adjustment to the conversion price pursuant to subparagraph (i), (ii), (iii), (iv), (v) or (vi) above occurs after the Expiration Time for the tender or exchange offer requiring such computation and or prior to the second Trading Day following the date in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the conversion price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date an which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any Wilder or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

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(viii) The Company may make such reductions in the conversion price, in addition to those required by subparagraphs (i), (ii), (iii), (iv), (v) and (vi) of this Section 5(c), as it considers to be advisable to avoid or diminish an income tax to holders of Common Stock or rights to purchase Coalition Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. The Company from time to time may reduce the conversion price by any amount for any period of time if the period is at least twenty days, the reduction is irrevocable during the period, and the Board of Directors of the Company shall have made a determination that such reduction would be in the best interest of the Company, which determination shall conclusive. Whenever the conversion price is reduced pursuant to the preceding sentence, the Com any shall mail to holders of record of the Series A Preferred Stock a notice of the reduction at least fifteen days prior to the date the reduced conversion price takes effect, and such notice shall state the reduced conversion price and the period it will be in effect.

(ix) No adjustment in the conversion price shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided, however, that any adjustments which by reason of this subparagraph (ix) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(x) Whenever the conversion price is adjusted as herein provided:

(1) the Company shall compute the adjusted conversion price and shall prepare a certificate signed by the Company's independent auditors setting forth the adjusted conversion price; and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the transfer agent for the Series A Preferred Stock; and

(2) a notice stating the conversion price has been adjusted and setting forth the adjusted conversion price shall forthwith be required, and as soon as practicable after it is required such notice shall be mailed by the Company to all record holders of shares of Series A Preferred Stock at their last addresses as they shall appear upon the stock transfer books of the Company.

(d) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. If more than one certificate evidencing shares of Series A Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full share issuable upon conversion thereof shall be computed on the basis of the aggregate number of share; of Series A Preferred Stock so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable to a holder upon conversion of any shares of Series A Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the market price per share of Common Stock (as determined by the Board of Directors or in any manner prescribed by the Board of Directors, which, so long as the Common Stock is quoted on the; Nasdaq National Market System, shall be the reported last sale price regular way on the Nasdaq National Market System, or so long as the Common Stock is traded on the over-the-counter market, shall lie the closing bid regular way, at the close of business on the day of conversion).

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(e) Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Company shall be a party to any transaction (including without limitation any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), any consolidation of the Company with, or merger of the Company into, any other person, any merger of another person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all of substantially all of the assets of the Company or any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash Or other property, then lawful provisions shall be made as part of the terms of such transaction whereby the holder of each share of Series A Preferred Stock then outstanding shall have the right thereafter to convert such share only into the kind and amount of securities, cash and other property receivable upon such transaction by a holder of the number of shares of Common Stock of the Company into which such share of Series A Preferred Stock could have been converted immediately prior to such transaction. The Company or the person formed by such consolidation or resulting from such merger or which acquires such assets or which acquires the Company's shares, as the case may be, shall make provisions in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The above provisions shall similarly apply to successive transactions of the foregoing type.

(f) Reservation of Shares, Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series A Preferred Stock from time to time outstanding. The Company shall from time to time, in accordance with the laws of the State of Texas, increase the authorized number of shares of Common Stock if at any time the number of shares of authorized and unissued Common Stock shall not be sufficient to permit the conversion of all the then-outstanding shares of Series A Preferred Stock.

(g) Prior Notice of Certain Events. In case:

(i) the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend pays le in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii) the Company shall authorize the granting to all holders of Common Stock of rights, or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants; or

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a partly and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

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(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series A Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, redemption, repurchase, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

(h) Definitions. The following definitions shall apply to terms used in this Section 5:

(i) "Closing Price" of any common stock on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of the common stock in each case on the Nasdaq National Market System, or, if the common stock is not quoted or admitted to trading on such quotation system, on the principal national securities exchange or quotation system on which the common stock is listed or admitted to trading or quoted, or, if not listed or admitted to trading or quoted on any national securities exchange or quotation system, the average of the closing bid and asked prices of the common stock in the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similarly generally accepted reporting services, or, if not so available in such manner, as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

(ii) "Trading Day" shall mean a day on which securities traded on the national securities exchange or quotation system or in the over-the-counter market used to determine the Closing Price.

(i) Dividend or Interest Reinvestment Plans. Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Series A Preferred Stock was first designated, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. There shall also be no adjustment of the conversion price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Section 5. If any action would require adjustment of the conversion price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment which has the highest absolute value to holders of Series A Preferred Stock.

(j) Certain Additional Wall. In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 5(c)(iv) or 5(c)(v) (including, without limitation, dividends or distributions referred to in the last sentence of Section 5(c)(iv)), the holder of each Share of Series A Preferred Stock, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which such share of Series A Preferred Stock is converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided, however, that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all holders so converting, the Company may, in lieu of distributing to such holder any portion of such distribution not consisting of cash or securities of the Company, pay such holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution attic Board of Directors). If any conversion of a share of Series A Preferred Stock described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the holder oldie share of Series A Preferred Stock so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets; to which such holder is so entitled, provided that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is thug traded and (ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

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6. Redemption.

(a) Optional Redemption. The shares of Series A Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part, subsequent to the second anniversary of the Final Closing Date, at a redemption price per share, payable in cash, equal to $1.46 plus an amount equal to all accumulated and unpaid cash dividends thereon to the date of such redemption (the "Redemption Price"), whether or not declared. The Company shall, by written notice mailed at least 30 calendar days after the Final Closing Date, give notice to each holder of Series A Preferred Stock of the Final Closing Date.

In the case of redemption of less than all of the then outstanding shares of Series A Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series A Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series A Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

(b) Redemption Procedure. With respect to any redemption of shares of Series A Preferred Stock provided for in this Section 6, a notice of redemption of shares of Series A Preferred Stock (the "Redemption Notice") shall be given by first-class mail, postage prepaid, mailed at least 30 calendar days prior to the specified redemption date to each holder of the shares of Series A Preferred Stock to be redeemed, at such holder's address as the same appears on the register of the Company for the Series A Preferred Stock, provided., however, that such Redemption Notice may only be given if, for the 20 consecutive trading days preceding the notice, the closing price for the Company's Common Stock (if then listed on the Nasdaq National Market) or the closing bid for the Common Stock (if then trading on the over-the-counter market) is in excess of $2.00 per share, such $2.00 closing price or closing bid price .to be proportionately adjusted if the Conversion Price is adjusted pursuant to Section 5 herein. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder's shares of Series A Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder's pro rata ownership percentage of then outstanding shares of Series A Preferred Stock), (iii) the redemption price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.

(c) Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series A Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.

(d) On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series A Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. The Company may elect not to issue fractional shares or scrip representing fractions of shares of Series A Preferred Stock upon redemption of less than all shares of Series A Preferred Stock. Instead of any fractional interest in a share of Series A Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series A Preferred Stock, the Company may elect to pay to the holder of such share an amount in cash based upon $1.46 plus accumulated dividends.

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(e) Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the; Series A Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, dividends with respect to the shares so called shall cease to accumulate after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate. If funds legally available for such purpose are not sufficient for redemption of the Series A Preferred Stock which were to be redeemed, then Section 7 shall apply and the certificates representing shares not redeemed pursuant to Section 7 shall be deemed not to be surrendered, such shares shall remain outstanding, the right of the holder to receive payment of the Redemption Price for such shares shall terminate, and the right of holders of Series A Preferred Stock thereafter shall continue to be only those of a holder of shares of the Series A Preferred Stock.

7. Partial Payments. Upon an optional redemption by the Company, if at any time the Company does not pay amounts sufficient to redeem all shares of Series A Preferred Stock, then such funds which are paid shall be applied to redeem such shares of Series A Preferred Stock pro rata.

8. Shares to Be Retired. All shares of Series A Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

9. Voting Rights.

(a) With respect to all matters submitted to a vote of the Company's common stockholders, each share of the Series A Preferred Stock shall entitle the holder thereof to a number of votes equal to the number of shares of Common Stock (including fractional shares) into which such shares of Series A Preferred Stock could be converted from time to time. In such case, the holders of Common Stock and Series A Preferred Stock shall vote together as one class and the shares of Common Stock into which such shares of Series A Preferred Stock could be converted shall be deemed to be outstanding for all purposes.

(b) So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of shareholders required by law or by the articles of incorporation of the Company, the affirmative vote of at least a majority of the votes entitled to be cast by the holders of the Series A Preferred Stock (each such share being entitled to one vote), at the time outstanding, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose shall be necessary for effecting or validating:

(i) Any amendment, alteration or repeal of any of the provisions of the articles of incorporation or bylaws of the Company or this Statement of Designation that adversely affects the voting powers, rights or preferences of the holders of the Series A Preferred Stock; provided, however, that the amendment of the provisions of the articles of incorporation of the Company so as to authorize or create or to increase the authorized amount of any Parity Stock or any Junior Stock, (a) shall not be deemed to adversely affect the voting powers, rights or preferences of the holders of Series A Preferred Stock and (b) shall not in any case require a separate vote of the holders of Series A Preferred Stock; or

(ii) A share exchange that affects the Series A Preferred Stock, a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, or the voluntary sale, lease, conveyance, exchange, or transfer (for cash, shares of stock, securities, or other consideration) of all or substantially all of the property or assets of the Company; or

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(iii) The authorization or creation of any shares of any class of any security convertible into shares of any class ranking prior to or on parity with the Series A Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Company or in the payment of dividends;

provided, however, that no such vote of the holders of Series A Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect, or when the issuance of any such shares or convertible security is to be made, as the case may be, provision is made for the redemption of all shares of Series A Preferred Stock at the time outstanding in accordance with the term hereof.

FURTHER RESOLVED, that the form, terms and provisions of the Statement of Designation Establishing the Series A 8% Cumulative Convertible Redeemable Preferred Stock of Positron Corporation, in the form reviewed by the directors together with such changes therein as may be approved by the Chairman, President, or any Vice President executing and filing with the Secretary of State of the State of Texas such Designation, such approval to be conclusively evidenced by the execution thereof by such officer, be and the same hereby is in all respects approved and adopted, and the Chairman, President or any Vice President of this Company be, and each of them acting individually, is hereby authorized to execute and file with the Secretary of State of the State of Texas, in the ;name and on behalf of this Company, such Statement of Designation;

POSITRON CORPORATION

Date: February 28, 1996	By:	/s/ Gary B. Wood, Ph.D.
Gary B. Wood, Ph.D.
Chairman of the Board

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EXHIBIT B

POSITRON CORPORATION

(a Delaware Corporation)

STATEMENT OF DESIGNATION ESTABLISHING

SERIES B CONVERTIBLE PREFERRED STOCK

The undersigned officer hereby certifies that:

A. He is the duly elected and acting Chief Executive Officer of Positron Corporation, a Delaware corporation (the “Corporation”).

B. As of ______ __, 2013, the directors of the Corporation, duly elected and qualified (the “Board of Directors”), duly adopted resolutions in order to designate the Series A Preferred Stock of the Corporation (as set forth in the resolution below).

C. The resolution contained herein has not been modified, altered or amended and is presently in full force and effect.

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by its Articles of Incorporation, as amended, there hereby is created, out of the 20,000,000 shares of preferred stock authorized in Article Four of its Certificate of Incorporation, as amended, a series of ___________ shares of Preferred Stock, par value $0.0001 per share (the Series B Preferred Stock"), of the Corporation, and the designation, amount and stated value of such series of Preferred Stock and the voting powers, preferences, and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1. Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be Series B Convertible Preferred Stock (the "Series B Preferred Stock") which shall consist of a maximum of 9,000,000 shares of such Series B Preferred Stock, $0.0001 par value per share, which shall have the preferences, rights, qualifications, limitations and restrictions set forth below.

2. Rank. All shares of the Series B Preferred Stock shall rank, both as the payment of dividends and as to distributions of assets upon liquidation or winding up of the Corporation, whether voluntary or involuntary, (x) junior to: (i) the shares of Series A 8% Cumulative Convertible Redeemable Preferred Stock (the "Series A Preferred Stock") and (ii) to the shares of Series G Preferred Stock of the Corporation that may from time-to-time be outstanding and (y) prior to (i) all of the Corporation's now and hereafter issued common stock, par value $0.01 per share (the "Common Stock"), and (ii) all of the Corporation's hereafter issued capital stock ranking junior to the Series B Preferred Stock both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, when and if issued (the Common Stock and any other junior capital stock being herein referred to as "Junior Stock").

3. Voting Rights. Except as otherwise expressly provided herein or by law, the holder of shares of the Series B Preferred Stock shall be entitled to vote on all matters and shall be entitled to 1 votes for each share of the Series B Preferred Stock held by such holder, such number of votes to be appropriately adjusted in the event of any split, reverse split or dividend of the common stock. Except as otherwise expressly provided herein or as expressly required by law, the holders of shares of the Series B Preferred Stock and holder of shares of the Corporation's common stock shall vote together as a single class on all matters. As used in this Section 3, the term "Common Stock" shall mean and include the Corporation's authorized common stock, par value $0.0001 per share, as constituted on the date of filing of this certificate of designation (the "Designation Certificate").

4. Dividend Provisions. The holders of the Series B Preferred Stock are not entitled to receive any dividends.

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5. Conversion of Series B Preferred Stock Preferred Stock into Common Stock. The holders of record of shares of Series B Preferred Stock shall have the right, at their option, to convert such shares into shares of the Common Stock, at any time from the date of the issuance of such Series B Preferred Stock Preferred Stock in accordance with and subject to the following terms and conditions:

a. At any time following the issuance of the shares of Series B Preferred Stock, the Series B Preferred Stock shall, on five days prior written notice to the Corporation, be convertible into a number of fully paid and non-assessable shares of Common Stock equal to the number of Series B Preferred Stock being converted multiplied by one (the "Conversion Rate"), subject to adjustment as hereinafter provided in Section 6. The exchange shall be consummated at the office of the transfer agent for the Corporation's Common Stock (or at such other place or places as may be designated by the Corporation with notice to the holders of record of the shares of Series B Preferred Stock).

b. In order to convert shares of Series B Preferred Stock into Common Stock, the holder thereof shall surrender the certificate or certificates for shares of Series B Preferred Stock, duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation (or, in the case of a lost or destroyed certificate, proof of loss or destruction and indemnity as required by the Corporation), at the office of the Corporation's transfer agent, and shall give written notice to the Corporation that he elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for Common Stock to be issued. If the certificates for Common Stock are to be issued in a name or names other than that in which such shares of Series B Preferred Stock was registered, the holder of the certificates being surrendered shall with such written notice pay to the transfer agent a sum to cover any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not due and payable. The transfer agent will, as soon as practicable thereafter, deliver at such office to such holder, or to its nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which it shall be entitled as aforesaid. Shares of the Series B Preferred Stock shall be deemed to have been converted as of the date of the surrender of such shares for conversion as provided above, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock on such date;

c. All shares of the Series B Preferred Stock which shall have been converted into Common Stock as herein provided shall not be reissued as shares of Series B Preferred Stock but shall have the status of authorized and unissued shares of Preferred Stock undesignated as to series; and

d. Fractional shares of Common Stock shall not be issued upon the conversion of the shares of Series B Preferred Stock but shall be addressed by the Corporation through the rounding of such fraction to the next whole share of Common Stock.

6. Adjustment of Conversion Rate. The rate at which each share of Series B Preferred Stock may be converted into Common Stock (hereinafter called the conversion rate) shall be subject to the following adjustments;

a. While any such shares of the Series B Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of common stock, or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number of shares the Series B Preferred Stock are convertible into shall be proportionately increased or decreased, as the case may require, such increase or decrease to become effective immediately after the opening of business on the date following the day upon which such subdivision or combination becomes effective;

b. Any dividend to holders of Common Stock in shares of Common Stock shall be considered a subdivision of the outstanding shares of Common Stock and an adjustment in the Conversion Rate shall be made in accordance with the provisions of Section 5 with respect to the subdivision of outstanding shares of Common Stock.

c. No adjustment of the Conversion Rate shall be made by reason of the issuance of Common Stock to non shareholders of the Corporation in exchange for cash, property or services provided that if the Corporation shall offer to the holders of the Corporation's Common Stock any rights to subscribe for any securities of the Corporation then the holders of the shares of Series B Preferred Stock shall be entitled to subscribe for the purchase of the same number of securities on identical terms as they would have been entitled had they held that number of shares of Common Stock into which the shares of Series B Preferred Stock was convertible on such date; and

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d. In case the Corporation shall be reorganized or recapitalized or shall be consolidated with or merged into another corporation, or shall sell or transfer its property and assets as, or substantially as, an entirety, proper provisions shall be made as part of the terms of such reorganization, recapitalization, consolidation, merger, sale or transfer whereby the holder of any shares of the Series B Preferred Stock outstanding immediately prior to such event shall thereafter be entitled to such conversion rights with respect to securities of the Corporation resulting from such reorganization, recapitalization, consolidation of merger, or to which such sale or transfer shall be made, as shall be substantially equivalent to the conversion rights provided for herein with respect to such shares of Series B Preferred Stock.

7. Prior Notice of Certain Events. In the event:

(i) the Corporation shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii) the Corporation shall authorize the granting to all holders of Common Stock of rights, or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants; or

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a partly and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property, or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to the holders of record of the Series B Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least fifteen (15) days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of a dividend, distribution, redemption, repurchase, rights or warrants or, if a record id not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, redemption, rights or warrants are to be determined or (y) the date on which a reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

8. Reservation of Common Shares. The Corporation shall at all times reserve and keep available, out of its authorized and unissued Common Stock a sufficient number of shares of Common Stock in order to issue such Common Stock upon conversions of all outstanding shares of Series B Preferred Stock;

9. Amendments. The terms of the Series B Preferred Stock shall not be amended without the consent of the holders of not less than a majority of the outstanding shares of Series B Preferred Stock.

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10. Other Rights. Except as provided by law, the Series B Preferred Stock shall not have any designation, preferences, or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein and in the Certificate of Incorporation of this Corporation; and

11. Notices. Any notice required to be given to holders of shares of Series B Preferred Stock shall be deemed given upon deposit in the United States mail, postage prepaid, addressed to such holder of record at his address appearing on the books of the Corporation, or upon personal delivery at the aforementioned address.

IN WITNESS WHEREOF, I have executed and subscribed this Statement of Designation and do affirm the foregoing as true under penalties of perjury this __th day of ______, 2013.

ATTEST:

Patrick Rooney, Chief Executive Officer

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EXHIBIT C

POSITRON CORPORATION

(a Delaware Corporation)

STATEMENT OF DESIGNATION ESTABLISHING

SERIES H JUNIOR CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151(g) of the Delaware General Corporation Law

The undersigned officer hereby certifies that:

A. He is the duly elected and acting Chief Executive Officer of Positron Corporation, a Delaware corporation (the “Corporation”).

B. As of ______ __, 2013, the directors of the Corporation, duly elected and qualified (the “Board of Directors”), duly adopted resolutions in order to designate the Series A Preferred Stock of the Corporation (as set forth in the resolution below).

C. The resolution contained herein has not been modified, altered or amended and is presently in full force and effect.

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Company by its Certificate of Formation, as amended, there hereby is created, out of the 20,000,000 shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”) authorized in Article Four of the Company’s Certificate of Formation, as amended, a series of 750,000 shares of Preferred Stock and the designation, amount and stated value of such series of Preferred Stock and the voting powers, preferences, and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1. Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be Series H Junior Convertible Preferred Stock (the “Series H Preferred Stock”) which shall consist of a maximum of 750,000 shares of such Series H Preferred Stock, $0.0001 par value per share, which shall have the preferences, rights, qualifications, limitations and restrictions set forth below.

2. Rank. All shares of the Series H Preferred Stock shall rank, both as the payment of dividends and as to distributions of assets upon liquidation or winding up of the Company, whether voluntary or involuntary, (x) junior to: (i) the shares of Series A 8% Cumulative Convertible Redeemable Preferred Stock; (ii) the shares of Series B Convertible Preferred Stock; (iii) the shares of Series S Convertible Preferred Stock; and (iv) all of the Company’s now and hereafter issued common stock, par value $0.0001 per share (the “Common Stock”) of the Company that may from time-to-time be outstanding and, (y) but prior to all of the Company’s hereafter issued capital stock ranking junior to the Series H Preferred Stock both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, when and if issued (the Common Stock and any other junior capital stock being herein referred to as “Junior Stock”).

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3. Voting Rights. Except as otherwise expressly provided herein or by law, each share of the Series H Preferred Stock shall be entitled to vote on all matters which holders of the Common Stock entitled to vote and shall be entitled to two (2) votes for each share of the Series H Preferred Stock held by such holder, such number of votes to be appropriately adjusted in the event of any split, reverse split or dividend of the common stock. Except as otherwise expressly provided herein or as expressly required by law, the holders of shares of the Series H Preferred Stock and holder of shares of the Company’s common stock shall vote together as a single class on all matters. As used in this Section 3, the term “Common Stock” shall mean and include the Company’s authorized common stock, par value $0.001 per share, as constituted on the date of filing of this certificate of designation (the “Designation Certificate”).

4. Dividend Provisions. The holders of the Series H Preferred Stock are not entitled to receive dividends.

5. Conversion of Series H Preferred Stock Preferred Stock into Common Stock.

(a) Optional Conversion. At any time following the issuance of the Series H Preferred Stock, each share of Series H Preferred Stock shall be convertible at the option of the holder thereof at any time into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion for the Common Stock and then multiplying such quotient by each share of Series H Preferred Stock to be converted. For purposes of this resolution, the “Original Issue Price” shall mean $0.001 per share of Series H Preferred Stock (as appropriately adjusted for stock splits, stock dividends, combinations, recapitalizations and the like with respect to the Series H Preferred Stock) and the “Conversion Price” applicable per share of Common Stock shall be equal to the daily weighted volume average price of the Common Stock for the three trading days prior to a conversion multiplied by 0.7, in accordance with the provisions of this Section 5. The number of shares of Common Stock into which each share of Series H Preferred Stock may be converted is hereinafter referred to as the “Conversion Rate.”

(b) Conversion Procedures. Any holder of shares of Series H Preferred Stock converting such shares into Common Stock shall surrender the certificate or certificates evidencing such shares of Series H Preferred Stock at the office of the transfer agent for the Series H Preferred Stock, which certificate or certificates, if the Company shall so require, shall be duly endorsed to the Company or in blank, or accompanied by proper instruments of transfer to the Company or in blank, accompanied by irrevocable written notice to the Company that the holder elects so to convert such shares of Series H Preferred Stock and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued.

  The Company shall, as soon as practicable after such deposit of certificates evidencing shares of Series H Preferred Stock accompanied by the written notice and compliance with any other conditions herein contained, deliver at such office of such transfer agent to the person for whose account such shares of Series H Preferred Stock were so surrendered, or to the nominee or nominees of such person, certificates evidencing the number of full shares of Common Stock to which such person shall be entitled as aforesaid, together with a cash adjustment in respect of any fraction of a share of Common Stock as provided in Section 5(c). Such conversion shall be deemed to have been made as of the date of such notice, compliance and surrender of the shares of Series H Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series H Preferred Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

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(c) Adjustment of Conversion Price. The conversion price at which a share of Series H Preferred Stock is convertible into Common Stock shall be subject to adjustment from time to time as follows:

(i) Stock Dividends, Subdivisions, Reclassifications or Combinations. If this Corporation shall after the date of the filing of this Statement of Designation:

(A) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock,

(B) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or

(C) combine or reclassify the outstanding Common Stock into a smaller number of shares,

the conversion price at which a share of Series H Preferred Stock is convertible into Common Stock in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the holder of any shares of Series H Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that such holder would have owned or been entitled to receive had such shares been converted immediately prior to such date. For example, (i) in the event the outstanding shares of Common Stock shall be subdivided (by stock split, or otherwise) into a greater number of shares of Common Stock, the Conversion Price for the Series H Preferred Stock then in effect shall, concurrently with the effectiveness of such subdivision, be proportionately decreased, and (ii) in the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price for the Series H Preferred Stock then in effect shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased. Successive adjustments in the conversion price for the Series H Preferred Stock shall be made whenever any events specified above shall occur.

(ii) Adjustment for Recapitalization, Reclassification or Substitution. If Common Stock issuable upon the conversion of shares of the outstanding Series H Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend otherwise provided for in this Section 5(c)), then and in such event each holder of shares of Preferred Stock shall have the right thereafter, upon conversion, to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change in an amount equal to the amount that such holder would have been entitled to had it immediately prior to such recapitalization, reclassification or other change converted such shares, but only to the extent such shares are actually converted, all subject to further adjustments provided herein. As a part of such recapitalization, reclassification or substitution, provision shall be made by the Company so that such holder shall thereafter be entitled to receive such stock, securities and property.

   (iii) Certificate of Adjustment. In any case of an adjustment or readjustment of the conversion price for the Series H Preferred Stock or the number of shares of Common Stock or other securities issuable upon conversion, the Company shall promptly compute such adjustment or readjustment in accordance with the provisions hereof and its chief financial officer shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the holder at the holder’s address as shown in the Company’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of:

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  (A) such adjustments and readjustments,

  (B) the conversion price for the Series H Preferred Stock then in effect, and

  (C) the type and amount, if any, of other property which at the time would be received upon conversion of such shares.

  (d) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the outstanding Series H Preferred Stock. If more than one share of Series H Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Any portion of the outstanding Series H Preferred Stock surrendered for conversion which would otherwise result in a fractional share of Common Stock shall be rounded to the next whole share of Common Stock.

  (e) Reservation of Shares; Etc. The Company shall at all times reserve and keep available, free from preemptive rights out of its authorized and unissued stock, solely for the purpose of effecting the conversion of the Series H Preferred Stock, such number of shares of its Common Stock as shall from time to time be sufficient to effect the conversion of all shares of Series H Preferred Stock from time to time outstanding. If at any relevant time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all the then outstanding shares of Series H Preferred Stock, the Company will use its reasonable efforts to forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock for issuance on conversion of such Series H Preferred Stock to such number of shares as shall be sufficient for such purposes. In the event the Company does not have, after taking into account all shares reserved for outstanding warrants, options other securities convertible into Common Stock, sufficient authorized but unissued shares of Common Stock, to allow for conversion of some or all of its shares of Series H Preferred Stock, the holders of such shares of Series H Preferred Stock shall not be entitled to convert such shares to Common Stock until such time as the Company has sufficient authorized but unissued shares of Common Stock to allow for conversion.

6. Redemption.

(a) Optional Redemption. The shares of Series H Preferred Stock may be redeemed at the option of the Company, to the extent it has funds legally available for such redemption, at any time, in whole or in part at a redemption price per share, payable in cash, equal to the Original Issue Price (as appropriately adjusted for stock splits, combinations, recapitalizations and the like with respect to the Series H Preferred Stock) (the “Redemption Price”). In the case of redemption of less than all of the then outstanding shares of Series H Preferred Stock, the Company shall effect such redemption pro rata. Notwithstanding the foregoing, the Company shall not redeem less than all of the shares of the Series H Preferred Stock at any time outstanding until all dividends accumulated and in arrears upon all shares of Series H Preferred Stock then outstanding for all dividend periods ending prior to the date of redemption been paid.

  (b) Redemption Procedure. With respect to any redemption of shares of Series H Preferred Stock provided for in this Section 6, a notice of redemption of shares of Series H Preferred Stock (the “Redemption Notice”) shall be given by first-class mail, postage prepaid, mailed at least thirty (30) calendar days prior to the specified redemption date to each holder of the shares of Series H Preferred Stock to be redeemed, at such holder’s address as the same appears on the register of the Company for the Series H Preferred Stock. Each Redemption Notice shall state and include (i) the Redemption Date, (ii) a statement either (A) that all of the holder’s shares of Series H Preferred Stock are being redeemed or (B) the number of such shares to be redeemed from the holder (which number will be calculated based on the holder’s pro rata ownership percentage of then outstanding shares of Series H Preferred Stock), (iii) the Redemption Price per share, and (iv) the place or places where certificates for such shares are to be surrendered for payment of the Redemption Price.

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  (c) Any Redemption Notice that is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the shares of Series H Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series H Preferred Stock.

  (d) On or after the Redemption Date as stated in the Redemption Notice, the holders of shares of Series H Preferred Stock which have been called for redemption shall surrender certificates representing such shares to the Company at its principal place of business or as otherwise stated in the Redemption Notice, and thereupon the redemption price of such shares shall be paid by the Company in the manner specified in the Redemption Notice to the person whose name appears on such certificate or certificates as the owner thereof. If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. In lieu of issuing any fractional interest in a share of Series H Preferred Stock that would otherwise be deliverable upon the redemption of less than all shares of Series H Preferred Stock, the Company shall pay to the holder of such share an amount in cash based upon the Redemption Price plus accumulated dividends.

   (e) Notice having been given as aforesaid, if, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been deposited with a bank or trust company with irrevocable instructions and authority to pay the Redemption Price to the holders of the Series H Preferred Stock, then, notwithstanding that the certificates representing any shares so called for redemption shall not have been surrendered, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders of the Company, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the Redemption Price without interest upon surrender of their certificates therefor) shall terminate.

7. Prior Notice of Certain Events. In the event:

(a) the Company shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(b) the Company shall authorize the granting to all holders of Common Stock of rights, or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants; or

(c) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a partly and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property, or

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(d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be mailed to the holders of record of the Series H Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Company, at least fifteen (15) days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of a dividend, distribution, redemption, repurchase, rights or warrants or, if a record id not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, redemption, rights or warrants are to be determined or (y) the date on which a reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

8. Shares to Be Retired. All shares of Series H Preferred Stock which shall have been issued and reacquired in any manner by the Company shall be restored to the status of authorized but unissued shares of preferred stock of the Company, without designation as to class or series.

9. Amendments. The terms of the Series H Preferred Stock shall not be amended without the consent of the holders of not less than a majority of the outstanding shares of Series H Preferred Stock.

10. Other Rights. Except as provided by law, the Series H Preferred Stock shall not have any designation, preferences, or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein and in the Certificate of Formation of this Corporation; and

11. Notices. Any notice required to be given to holders of shares of Series H Preferred Stock shall be deemed given upon deposit in the United States mail, postage prepaid, addressed to such holder of record at his address appearing on the books of the Company, or upon personal delivery at the aforementioned address.

IN WITNESS WHEREOF, I have executed and subscribed this Statement of Designation and do affirm the foregoing as true under penalties of perjury this ___th day of ________, 2013.

ATTEST:

Patrick Rooney, Chief Executive Officer

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EXHIBIT D

POSITRON CORPORATION

(a Delaware Corporation)

STATEMENT OF DESIGNATION ESTABLISHING

SERIES S CONVERTIBLE PREFERRED STOCK

The undersigned officer hereby certifies that:

A. He is the duly elected and acting Chief Executive Officer of Positron Corporation, a Delaware corporation (the “Corporation”).

B. As of ______ __, 2013, the directors of the Corporation, duly elected and qualified (the “Board of Directors”), duly adopted resolutions in order to designate the Series A Preferred Stock of the Corporation (as set forth in the resolution below).

C. The resolution contained herein has not been modified, altered or amended and is presently in full force and effect.

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation by its Articles of Incorporation, as amended, there hereby is created, out of the 20,000,000 shares of preferred stock authorized in Article Four of its Certificate of Incorporation, as amended, a series of One Thousand (1,000) shares of Preferred Stock, par value $0.0001 per share (the “Series S Preferred Stock”), of the Corporation, and the designation, amount and stated value of such series of Preferred Stock and the voting powers, preferences, and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereon, are set forth as follows:

1. Designation and Number of Shares. The designation of said series of preferred stock authorized by this resolution shall be Series S Convertible Preferred Stock (the “Series S Preferred Stock”) which shall consist of a maximum of One Thousand (1,000) shares of such Series S Preferred Stock, $0.0001 par value per share, which shall have the preferences, rights, qualifications, limitations and restrictions set forth below.

2. Rank. All shares of the Series S Preferred Stock shall rank, both as the payment of dividends and as to distributions of assets upon liquidation or winding up of the Corporation, whether voluntary or involuntary, (x) junior to: (i) the shares of Series A 8% Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”), (ii) to the shares of Series B Preferred Stock of the Corporation that may from time-to-time be outstanding, and (iii) to the shares of Series S Convertible Preferred Stock and (y) prior to (i) all of the Corporation’s now and hereafter issued common stock, par value $0.0001 per share (the “Common Stock”), and (ii) all of the Corporation’s hereafter issued capital stock ranking junior to the Series S Preferred Stock both as to payment of dividends and as to distribution of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, when and if issued (the Common Stock and any other junior capital stock being herein referred to as “Junior Stock”).

3. Voting Rights. Except as otherwise expressly provided herein or by law, the holder of shares of the Series S Preferred Stock shall be entitled to vote on all matters and shall be entitled to One Hundred (100) votes for each share of the Series S Preferred Stock held by such holder, such number of votes to be appropriately adjusted in the event of any split, reverse split or dividend of the common stock. Except as otherwise expressly provided herein or as expressly required by law, the holders of shares of the Series S Preferred Stock and holder of shares of the Corporation’s common stock shall vote together as a single class on all matters. As used in this Section 3, the term “Common Stock” shall mean and include the Corporation’s authorized common stock, par value $0.0001 per share, as constituted on the date of filing of this certificate of designation (the “Designation Certificate”).

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4. Dividend Provisions. The holders of the Series S Preferred Stock are not entitled to receive any dividends.

5. Conversion of Series S Preferred Stock Preferred Stock into Common Stock. The holders of record of shares of Series S Preferred Stock shall have the right, at their option, to convert such shares into shares of the Common Stock, at any time from the date of the issuance of such Series S Preferred Stock Preferred Stock in accordance with and subject to the following terms and conditions:

a. At any time following the issuance of the shares of Series S Preferred Stock, the Series S Preferred Stock shall, on five days prior written notice to the Corporation, be convertible into a number of fully paid and non-assessable shares of Common Stock equal to the number of Series S Preferred Stock being converted multiplied by One Hundred (the “Conversion Rate”), subject to adjustment as hereinafter provided in Section 6. The exchange shall be consummated at the office of the transfer agent for the Corporation’s Common Stock (or at such other place or places as may be designated by the Corporation with notice to the holders of record of the shares of Series S Preferred Stock).

b. In order to convert shares of Series S Preferred Stock into Common Stock, the holder thereof shall surrender the certificate or certificates for shares of Series S Preferred Stock, duly endorsed to the Corporation or in blank, or accompanied by proper instruments of transfer to the Corporation (or, in the case of a lost or destroyed certificate, proof of loss or destruction and indemnity as required by the Corporation), at the office of the Corporation’s transfer agent, and shall give written notice to the Corporation that he elects to convert the same and shall state therein the name or names in which he wishes the certificate or certificates for Common Stock to be issued. If the certificates for Common Stock are to be issued in a name or names other than that in which such shares of Series S Preferred Stock was registered, the holder of the certificates being surrendered shall with such written notice pay to the transfer agent a sum to cover any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the transfer agent that such tax has been paid or is not due and payable. The transfer agent will, as soon as practicable thereafter, deliver at such office to such holder, or to its nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which it shall be entitled as aforesaid. Shares of the Series S Preferred Stock shall be deemed to have been converted as of the date of the surrender of such shares for conversion as provided above, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holders of such shares of Common Stock on such date;

c. All shares of the Series S Preferred Stock which shall have been converted into Common Stock as herein provided shall not be reissued as shares of Series S Preferred Stock but shall have the status of authorized and unissued shares of Preferred Stock undesignated as to series; and

d. Fractional shares of Common Stock shall not be issued upon the conversion of the shares of Series S Preferred Stock but shall be addressed by the Corporation through the rounding of such fraction to the next whole share of Common Stock.

6. Adjustment of Conversion Rate. The rate at which each share of Series S Preferred Stock may be converted into Common Stock (hereinafter called the conversion rate) shall be subject to the following adjustments;

a. While any such shares of the Series S Preferred Stock shall be outstanding, in case the Corporation shall subdivide the outstanding shares of Common Stock into a greater number of shares of common stock, or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the number of shares the Series S Preferred Stock are convertible into shall be proportionately increased or decreased, as the case may require, such increase or decrease to become effective immediately after the opening of business on the date following the day upon which such subdivision or combination becomes effective;

b. Any dividend to holders of Common Stock in shares of Common Stock shall be considered a subdivision of the outstanding shares of Common Stock and an adjustment in the Conversion Rate shall be made in accordance with the provisions of Section 5 with respect to the subdivision of outstanding shares of Common Stock.

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c. No adjustment of the Conversion Rate shall be made by reason of the issuance of Common Stock to non shareholders of the Corporation in exchange for cash, property or services provided that if the Corporation shall offer to the holders of the Corporation’s Common Stock any rights to subscribe for any securities of the Corporation then the holders of the shares of Series S Preferred Stock shall be entitled to subscribe for the purchase of the same number of securities on identical terms as they would have been entitled had they held that number of shares of Common Stock into which the shares of Series S Preferred Stock was convertible on such date; and

d. In case the Corporation shall be reorganized or recapitalized or shall be consolidated with or merged into another corporation, or shall sell or transfer its property and assets as, or substantially as, an entirety, proper provisions shall be made as part of the terms of such reorganization, recapitalization, consolidation, merger, sale or transfer whereby the holder of any shares of the Series S Preferred Stock outstanding immediately prior to such event shall thereafter be entitled to such conversion rights with respect to securities of the Corporation resulting from such reorganization, recapitalization, consolidation of merger, or to which such sale or transfer shall be made, as shall be substantially equivalent to the conversion rights provided for herein with respect to such shares of Series S Preferred Stock.

7. Prior Notice of Certain Events. In the event:

(i) the Corporation shall (1) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash out of its retained earnings other than any special or nonrecurring or other extraordinary dividend or (2) declare or authorize a redemption or repurchase of the then-outstanding shares of Common Stock; or

(ii) the Corporation shall authorize the granting to all holders of Common Stock of rights, or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants; or

(iii) of any reclassification of Common Stock (other than a subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value; or from no par value to par value), or of any consolidation or merger to which the Company is a partly and for which approval of any stockholders of the Corporation shall be required, or of the sale or transfer of all or substantially all of the assets of the Corporation or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property, or

(iv) of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be mailed to the holders of record of the Series S Preferred Stock, at their last addresses as they shall appear upon the stock transfer books of the Corporation, at least fifteen (15) days prior to the later of the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of a dividend, distribution, redemption, repurchase, rights or warrants or, if a record id not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, redemption, rights or warrants are to be determined or (y) the date on which a reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice.

8. Reservation of Common Shares. The Corporation shall at all times reserve and keep available, out of its authorized and unissued Common Stock a sufficient number of shares of Common Stock in order to issue such Common Stock upon conversions of all outstanding shares of Series S Preferred Stock;

9. Amendments. The terms of the Series S Preferred Stock shall not be amended without the consent of the holders of not less than a majority of the outstanding shares of Series S Preferred Stock.

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10. Other Rights. Except as provided by law, the Series S Preferred Stock shall not have any designation, preferences, or relative, participating, optional or other special rights, or qualifications, limitations or restrictions thereof, other than as set forth herein and in the Certificate of Incorporation of this Corporation; and

11. Notices. Any notice required to be given to holders of shares of Series S Preferred Stock shall be deemed given upon deposit in the United States mail, postage prepaid, addressed to such holder of record at his address appearing on the books of the Corporation, or upon personal delivery at the aforementioned address.

IN WITNESS WHEREOF, I have executed and subscribed this Statement of Designation and do affirm the foregoing as true under penalties of perjury this __th day of ________, 2013.

ATTEST:

Patrick Rooney, Chief Executive Officer

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APPENDIX C

CERIFICATE OF CONVERSION
OF A

TEXAS CORPORATION
TO A
FOREIGN CORPORATION

Converting Entity Information

The name of the converting entity is Positron Corporation.

The jurisdiction of formation of the corporation is Texas.

The date of formation of the corporation is December 20, 1983

Plan of Conversion

The corporation named above is converting to corporation. The name of the corporation is: Positron Corporation

The company will be formed under the laws of: Delaware.

☒ The plan of conversion is attached.

Approval of the Plan of Conversion

The plan of conversion has been approved as required by the laws of the jurisdiction of formation and the governing documents of the converting entity.

Effectiveness of Filing (Select either A, B, or C.)

A. X This document becomes effective when the document is accepted and filed by the secretary of state.

B. ___ This document becomes effective at a later date, which is not more than ninety (90) days from the date of signing. The delayed effective date is:

C. ___ This document takes effect upon the occurrence of the future event or fact, other than the passage of time. The 90th day after the date of signing is:___________________

The following event or fact will cause the document to take effect in the manner described below

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Tax Certificate

______ Attached hereto is a certificate from the comptroller of public accounts that all taxes under title 2, Tax Code, have been paid by the corporation.

X In lieu of providing the tax certificate, the company as the converted entity is liable for the payment of any franchise taxes.

Execution

The undersigned signs this document subject to the penalties imposed by law for the submission of a materially false or fraudulent instrument.

Date: ______	, C.E.O.
Signature and title of authorized person on behalf of
The converting entity

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APPENDIX D

PLAN OF CONVERSION

OF

POSITRON CORPORATION, a Texas corporation,

INTO

POSITRON CORPORATION a Delaware corporation

This PLAN OF CONVERSION (this “Plan”), dated as of _________ __, 2013, is hereby adopted by Positron Corporation, a Texas corporation (“Positron-Texas”), in order to set forth the terms, conditions and procedures governing the conversion of Positron-Texas into a Delaware corporation pursuant to Section 10.101 of the Texas Business Organizations Code (the “BOC”) and Section 265 of the Delaware General Corporation Law (“Delaware Code”).

WHEREAS, the Board of Directors of Positron -Texas has approved the Conversion (as defined below), submitted this Plan to the shareholders of Positron -Texas for approval and the shareholders have approved this Plan;

NOW, THEREFORE, Positron -Texas does hereby adopt this Plan to effectuate the conversion of Positron-Texas into a Delaware corporation as follows:

1. Conversion. Upon and subject to the terms and conditions of this Plan and pursuant to the relevant provisions of the BOC and the Delaware Code, including, without limitation, Section 10.101 of the BOC and Section 265 of the Delaware Code, Positron-Texas shall convert (referred to herein as the “ Conversion “) into and continue its existence thereafter in the form of a Delaware corporation (referred to herein as “Positron-Delaware”), which Delaware corporation will continue to be known as Positron Corporation, at the Effective Time (as defined below). Positron-Delaware shall thereafter be subject to all of the provisions of the Delaware Code, the existence of Positron-Delaware shall be deemed to have commenced on the date Positron-Texas commenced its existence in Texas. This Plan is on file at the principal place of business of Positron-Texas, at the address of the principal place of business. This Plan will be on file after the conversion at the principal place of business of the Positron-Delaware, at the address of the principal place of business; and a copy of the Plan will be on written request furnished without cost by the Positron-Texas before the conversion or by the Positron-Delaware after the conversion to any owner or member of Positron-Texas or Positron-Delaware.

2. Effect of Conversion. Following the Conversion, Positron-Delaware shall, for all purposes of the laws of the State of Delaware and Texas, be deemed to be the same entity as Positron-Texas. Upon the Effective Time, all of the rights, privileges and powers of Positron-Texas, and all property, real, personal and mixed, and all debts due to Positron-Texas, as well as all other things and causes of action belonging to Positron-Texas, shall remain vested in Positron-Delaware and shall be the property of Positron-Delaware and the title to any real property vested by deed or otherwise in Positron-Texas shall not revert or be in any way impaired, but all rights of creditors and all liens upon any property of Positron-Texas shall be preserved unimpaired, and all debts, liabilities and duties of Positron-Texas shall remain attached to Positron-Delaware and may be enforced against it to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by it in its capacity as a Delaware corporation. The rights, privileges, powers and interests in property of Positron-Texas, as well as the debts, liabilities and duties of Positron-Texas, shall not be deemed, as a consequence of the Conversion, to have been transferred to Positron-Delaware for any purpose of the laws of the State of Delaware. The Conversion shall not be deemed to affect any obligations or liabilities of Positron-Texas incurred prior to the Effective Time or the personal liability of any person incurred prior thereto. Positron-Texas shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed to constitute a termination of Positron-Texas and shall constitute a continuation of the existence of Positron-Texas in the form of a Delaware corporation.

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3. Effective Time. Provided that this Plan has not been terminated, abandoned or deferred pursuant to Section 11, the Conversion shall be effected as soon as practicable after the shareholders of Positron-Texas have approved this Plan. Subject to the foregoing, unless another date and time is specified, the Conversion shall be effective (the “Effective Time”) upon (a) the filing with the Secretary of State of the State of Texas of a duly executed Certificate of Conversion meeting the requirements of Section 10.154 of the BOC and (b) the filing with the Secretary of State of the State of Delaware of (i) a certificate of conversion meeting the requirements of Section 265 of the Delaware Code, and (ii) the Certificate of Incorporation of Positron-Delaware that has been executed, acknowledged and filed in accordance with the requirements of Section 103 of the Delaware Code in the form specified below.

4. Governance and Other Matters Related to Positron-Delaware.

(a) Certificate of Incorporation. At the Effective Time, the Certificate of Incorporation of Positron-Delaware shall be substantially in the form of Exhibit A attached hereto and shall have been filed with the Delaware Secretary of State.

(b) Bylaws. At the Effective Time, the Bylaws of Positron-Delaware shall be as set forth in Exhibit B attached hereto (the “Bylaws”), and shall be adopted as such by the Board of Directors of Positron-Delaware. Thereafter, the Bylaws may be amended by the Board of Directors or stockholders of Positron-Delaware as provided in the Certificate of Incorporation and Bylaws of Positron-Delaware.

(c) Directors and Officers. The members of the Board of Directors and the officers of Positron-Texas immediately prior to the Effective Time shall continue in office following the Effective Time as directors and officers of Positron-Delaware until the expiration of their terms of office at the next annual meeting of shareholders and until their successors have been elected and qualified, or until their earlier death, resignation or removal. After the Effective Time, Positron-Delaware and its Board of Directors shall take any necessary actions to cause each of such individuals to be appointed or to confirm such appointments.

5. Effect of the Conversion on the Securities of Positron-Texas.

(a) Subject to the terms and conditions of this Plan, at the Effective Time, automatically by virtue of the Conversion and without any further action on the part of Positron-Texas, Positron-Delaware or any shareholder thereof, each share of common stock, $0.0001 par value per share, of Positron-Texas (the “Texas Common Stock”), shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.0001 per share, of Positron-Delaware (the “Delaware Common Stock”).

(b) Any shares of Texas Common Stock or securities convertible into Texas Common Stock that, immediately prior to the Effective Time, were invested or subject to a repurchase option risk of forfeiture or other condition pursuant to a stock incentive plan, option agreement, employment agreement or any other applicable agreement of the Company, shall be subject to the vesting requirement, repurchase options, risk of forfeiture or other conditions that may be set forth in a new or amended agreement between Positron-Delaware and the holder receiving such shares of Delaware Common Stock, and the certificate representing such shares of Texas Common Stock, if any, may accordingly be marked with appropriate legends in the discretion of Positron-Delaware.

6. Stock Certificates. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Texas Common Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Common Stock into which the shares represented by such certificates have been converted as provided herein. From and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of Texas Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent the shares of Delaware Preferred Stock into which the shares represented by such certificates have been converted as provided herein. From and after the Effective Time, all the outstanding options and warrants of Positron-Texas shall convert into an equivalent option or warrant to acquire the same number of Positron-Delaware upon the same terms and conditions as were in effect immediately prior to the Effective Time. The registered owner on the books and records of Positron-Delaware or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to Positron-Delaware or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Positron-Delaware evidenced by such outstanding certificate as provided above.

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7. Employee Benefit and Compensation Plans. At the Effective Time, each employee benefit plan, incentive compensation plan, stock purchase plan and other similar plans to which Positron-Texas is then a party shall be automatically assumed by, and continue to be the plan of, Positron-Delaware, without further action by Positron-Texas or Positron-Delaware. To the extent any employee benefit plan, incentive compensation plan or other similar plan provides for the issuance or purchase of, or otherwise relates to, Texas Common Stock, after the Effective Time such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Delaware Common Stock.

8. Outstanding Awards. At the Effective Time, all outstanding stock options, purchase rights, restricted stock awards and other stock awards relating to the Texas Common Stock shall, by virtue of the Conversion and without any further action on the part of Positron-Texas, Positron-Delaware or the holder thereof, continue on the same terms and conditions and be assumed by Positron-Delaware, provided that all such awards shall be deemed to provide for the issuance or purchase of, or otherwise relate to, the Delaware Common Stock.

9. Further Assurances. If, at any time after the Effective Time, Positron-Delaware shall determine or be advised that any agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan to carry out the purposes of this Plan, Positron-Delaware and its proper officers and directors (or their designees), are hereby authorized to execute and deliver, in the name and on behalf of Positron-Texas all such agreements, documents and assurances and do, in the name and on behalf of Positron-Texas, all such other acts and things necessary or desirable to carry out the purposes of this Plan and the Conversion.

10. Amendment. This Plan may be amended by the Board of Directors of Positron-Texas at any time prior to the Effective Time, provided that an amendment made subsequent to the approval of this Plan by the shareholders of Positron-Texas shall not alter or change (a) the amount or kind of shares or other securities to be received by the shareholders hereunder, (b) any term of the Certificate of Incorporation or the Bylaws, other than changes permitted to be made without stockholder approval by the Delaware Code, or (c) any of the terms and conditions of this Plan if such alteration or change would adversely affect the holders of any class or series of the stock of Positron-Texas.

11. Termination or Deferral. At any time before the Effective Time, this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of Positron-Texas, notwithstanding the approval of this Plan by the shareholders of Positron-Texas, or the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of Positron-Texas, such action would be in the best interest of Positron-Texas and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of Positron-Texas or its Board of Directors or shareholders with respect thereto.

12. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person or entity other than as expressly provided herein.

13. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

[Signature page to follow.]

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IN WITNESS WHEREOF, Positron-Texas has caused this Plan to be executed by its duly authorized representative as of the date first stated above.

POSITRON CORPORATION, a Texas corporation

By:

Name: Patrick G. Rooney Title: Chief Executive Officer

POSITRON CORPORATION, a Delaware corporation

By:

Name: Patrick G. Rooney Title: Chief Executive Officer

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APPENDIX E

BY-LAWS

OF

POSITRON CORPORATION

A Delaware corporation

(the "Corporation")

ARTICLE I

OFFICES

Offices. The registered office of the Corporation is located in the city and state designed by the Corporation in its Certificate of Incorporation. The Corporation may also maintain offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II

MEETINGS OF STOCKHOLDERS

SECTION 1. Annual Meetings. The annual meeting of the shareholders may be held at such time on such day as shall be fixed by the Board for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board shall cause the election to be held at a special meeting of the shareholders as soon thereafter as may be convenient. Written notice of each annual meeting signed by the president or vice president, or the secretary, or an assistant secretary, or by such other person or persons as the Board may designate, shall be given to each shareholder entitled to vote thereat. All such notices shall be sent to each shareholder entitled thereto, or published, not less than ten (10) nor more than sixty (60) days before each annual meeting, and shall specify the place, the day and the hour of such meeting, and shall also state the purpose or purposes for which the meeting is called. Failure to hold the annual meeting shall not constitute dissolution or forfeiture of the Corporation, and a special meeting of the shareholders may take the place thereof.

SECTION 2. Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called at any time by a majority of the Board of Directors, by the Chairman of the Board, or by the President and shall be called by the Secretary at the request of the holders of not less than fifty-one percent of all issued and outstanding shares of the Corporation entitled to vote at the meeting.

SECTION 3. Place of Meetings. The annual meeting of the stockholders of the Corporation shall be held at the general offices of the Corporation in the City of Westmont, Illinois, or at such other place in the United States as may be stated in the notice of the meeting. All other meetings of the stockholders shall be held at such places within or without the State of Delaware as shall be stated in the notice of the meeting.

SECTION 4. Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of the stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be given when deposited in the United States mails, postage prepaid, directed to such stockholder at his address as it appears in the stock ledger of the Corporation. Each such notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

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Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares, the holders of which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at any such meeting. When a meeting is adjourned to another time and place, notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is given. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 5. Quorum. At any meeting of the stockholders the holders of record of a majority of the total number of outstanding shares of stock of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, provided that at any meeting at which the holders of any series of class of stock shall be entitled, voting as a class, to elect Directors, the holders of record of a majority of the total number of outstanding shares of such series or class, present in person or represented by proxy, shall constitute a quorum for the purpose of such election.

In the absence of a quorum at any meeting, the holders of a majority of the shares of stock entitled to vote at the meeting, present in person or represented by proxy at the meeting, may adjourn the meeting, from time to time, until the holders of the number of shares requisite to constitute a quorum shall be present in person or represented at the meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally convened.

SECTION 6. Organization. At each meeting of the stockholders, the Chairman of the Board, or if he so designates or is absent, the President, shall act as Chairman of the meeting. In the absence of both the Chairman of the Board and the President, such person as shall have been designated by the Board of Directors, or in the absence of such designation a person elected by the holders of a majority in number of shares of stock present in person or represented by proxy and entitled to vote at the meeting, shall act as Chairman of the meeting.

The Secretary or, in his absence, an Assistant Secretary or, in the absence of the Secretary and all of the Assistant Secretaries, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting.

SECTION 7. Voting. Unless otherwise provided in the Certificate of Incorporation or a resolution of the Board of Directors creating a series of stock, and designating the rights thereto, at each meeting of the stockholders, each holder of shares of any series or class of stock entitled to vote at such meeting shall be entitled to one vote for each share of stock having voting power in respect of each matter upon which a vote is to be taken, standing in his name on the stock ledger of the Corporation on the record date fixed as provided in these By-Laws for determining the stockholders entitled to vote at such meeting or, if no record date be fixed, at the close of business on the day next preceding the day on which notice of the meeting is given. Shares of its own capital stock belonging to the Corporation, or to another Corporation if a majority of the shares entitled to vote in the election of directors of such other Corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes.

At all meetings of stockholders for the election of Directors the voting shall be by ballot, and the persons having the greatest number of votes shall be deemed and declared elected. All other elections and questions submitted to a vote of the stockholders shall, unless otherwise provided by law or the Certificate of Incorporation, be decided by the affirmative vote of the majority of shares which are present in person or represented by proxy at the meeting and entitled to vote on the subject matter.

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SECTION 8. Action Without Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by shareholders holding at least that proportion of the voting power necessary to approve such action and received by the Corporation. Such consent shall have the same force and effect as a vote of the shareholders and may be stated as such in any document. Action taken under this Section 8 is effective as of the date the last writing necessary to effect the action is received by the Corporation, unless all of the writings specify a different effective date, in which case such specified date shall be the effective date for such action. The record date for determining shareholders entitled to take action without a meeting is the date the Corporation first receives a writing upon which the action is taken.

SECTION 9. Inspectors. Prior to each meeting of stockholders, the Board of Directors shall appoint two Inspectors who are not directors, candidates for directors or officers of the Corporation, who shall receive and determine the validity of proxies and the qualifications of voters, and receive, inspect, count and report to the meeting in writing the votes cast on all matters submitted to a vote at such meeting. In case of failure of the Board of Directors to make such appointments or in case of failure of any Inspector so appointed to act, the Chairman of the Board shall make such appointment or fill such vacancies.

Each Inspector, immediately before entering upon his duties, shall subscribe to an oath or affirmation faithfully to execute the duties of Inspector at such meeting with strict impartiality and according to the best of his ability.

SECTION 10. List of Stockholders. The Secretary or other officer or agent having charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares of each class and series registered in the name of each such stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

SECTION 11. Business at Meetings of Stockholders.

(a) General. The business to be conducted at any meeting of stockholders of the Corporation shall be limited to such business and nominations as shall comply with the procedures set forth in these By-laws.

(b) Notification of Stockholder Business. At any special meeting of stockholders only such business shall be conducted as shall have been brought before the meeting pursuant to the Corporation’s notice of special meeting. At an annual meeting of stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be either (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, including matters included pursuant to Rule 14a-8 of the Securities and Exchange Commission, (ii) otherwise (a) properly requested to be brought before the meeting by a stockholder of record entitled to vote in the elections of directors generally, and (b) constitute a proper subject to be brought before the meeting. In addition to any other applicable requirements, for business (other than the election of directors) to be otherwise properly brought before an annual meeting by a stockholder, the business must be a proper matter for stockholder action and the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be addressed to and received at the principal executive offices of the Corporation, not more than 150 days and not less than 120 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the meeting is more than 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth as to each matter (other than the election of directors) the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business and of each beneficial owner on behalf of which the stockholder is acting, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder and by any such beneficial owner, (iv) a representation that the stockholder is a holder of record of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) any material interest of the stockholder and of any such beneficial owner in such business; and (vi) whether the proponent intends or is part of a group which intends to solicit proxies from other stockholders in support of such proposal.

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Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 101of Article II, provided, however, that nothing in this Section 11 of Article II shall be deemed to preclude discussion by any stockholder of any business properly brought before the annual meeting.

The Chairman of an annual or special meeting shall have the power and duty to determine and shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 11 of Article II, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

ARTICLE III

BOARD OF DIRECTORS

SECTION 1. Number, Qualification and Term of Office. The business, property and affairs of the Corporation shall be managed by a Board consisting of not less than three or more than seven Directors. The Board of Directors shall from time to time by a vote of a majority of the Directors then in office fix within the maximum and minimum limits the number of Directors to constitute the Board. At each annual meeting of stockholders a Board of Directors shall be elected by the stockholders for a term of one year. Each Director shall serve until his successor is elected and shall qualify.

SECTION 2. Vacancies. Vacancies in the Board of Directors and newly created directorships resulting from any increase in the authorized number of Directors may be filled by a majority of the Directors of Executive Committee of the Board of Directors as set forth in Article IV Section 1 of these By-Laws.

SECTION 3. Resignations. Any Director may resign at any time upon written notice to the Secretary of the Corporation. Such resignation shall take effect on the date of receipt of such notice or at any later date specified therein; and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make it effective. When one or more Directors shall resign effective at a future date, a majority of the Directors then in office, including those who have resigned, shall have power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective.

SECTION 4. Removals. Any Director may be removed, with cause, at any special meeting of the Executive Committee of the Board of Directors as set forth in Article IV Section 1 of the By-Laws, and the vacancy in the Board caused by any such removal may be filled by the Members of the Committee at such a meeting.

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SECTION 5. Place of Meetings; Books and Records. The Board of Directors may hold its meetings, and have an office or offices, at such place or places within or without the State of Delaware as the Board from time to time may determine.

The Board of Directors, subject to the provisions of applicable law, may authorize the books and records of the Corporation, and offices or agencies for the issue, transfer and registration of the capital stock of the Corporation, to be kept at such place or places outside of the State of Delaware as, from time to time, may be designated by the Board of Directors.

SECTION 6. Annual Meeting of the Board. The first meeting of each newly elected Board of Directors, to be known as the Annual Meeting of the Board, for the purpose of electing officers, designating committees and the transaction of such other business as may come before the Board, shall be held as soon as practicable after the adjournment of the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held due to the absence of a quorum, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors or as shall be specified in a written waiver signed by all of the newly elected Directors.

SECTION 7. Regular Meetings. The Board of Directors shall, by resolution, provide for regular meetings of the Board at such times and at such places as it deems desirable. Notice of regular meetings need not be given.

SECTION 8. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board or the President and shall be called by the Secretary on the written request of at least two (2) Directors on such notice as the person or persons calling the meeting shall deem appropriate in the circumstances. Notice of each such special meeting shall be mailed to each Director or delivered to him by telephone, telegraph or any other means of electronic communication, in each case addressed to his residence or usual place of business, or delivered to him in person or given to him orally. The notice of meeting shall state the time and place of the meeting but need not state the purpose thereof. Attendance of a Director at any meeting shall constitute a waiver of notice of such meeting except when a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened. Except as provided by law, the Directors may waive notice of such meeting and consent to the action taken as set forth in Section 12 hereof.

SECTION 9. Quorum and Manner of Acting. Except as otherwise provided by statute, the Certificate of Incorporation or these By-Laws, the presence of a majority of the total number of Directors shall constitute a quorum for the transaction of business at any regular or special meeting of the Board of Directors, and the act of a majority of the Directors present at any such meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the Directors present may adjourn the meeting, from time to time, until a quorum is present. Notice of any such adjourned meeting need not be given.

SECTION 10. Chairman of the Board. A Chairman of the Board shall be elected by the Board of Directors from among its members for a prescribed term and may, or may not be, at the discretion of the Board of Directors, an employee or an officer of the Corporation. If the Chairman is neither an employee nor an officer of the Corporation he may be designated "non-executive." The Chairman of the Board shall perform such duties as shall be prescribed by the Board of Directors and, when present, shall preside at all meetings of the stockholders and the Board of Directors. In the absence or disability of the Chairman of the Board, the Board of Directors shall designate a member of the Board to serve as Chairman of the Board and such designated Board Member shall have the powers and perform the duties of the office; provided, however, that if the Chairman of the Board shall so designate or shall be absent from a meeting of stockholders, the President shall preside at such meeting of stockholders.

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SECTION 11. Organization. At every meeting of the Board of Directors, the Chairman of the Board or, in his absence the President or, if both of these individuals are absent, a Chairman chosen by a majority of the Directors present shall act as Chairman of the meeting. The Secretary or, in his absence, an Assistant Secretary or, in the absence of the Secretary and all the Assistant Secretaries, any person appointed by the Chairman of the meeting shall act as Secretary of the meeting.

SECTION 12. Consent of Directors in Lieu of Meeting. Unless otherwise restricted by the Certificate of Incorporation or by these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors, or any committee designated by the Board, may be taken without a meeting if a majority of members of the Board or committee consent thereto in writing, and such written consent is filed with the minutes of the proceedings of the Board or committee.

SECTION 13. Telephonic Meetings. Members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in such a meeting shall constitute presence in person at such meeting.

SECTION 14. Compensation. Each Director who is not a full-time salaried officer of the Corporation or any of its wholly owned subsidiaries, when authorized by resolution of the Board of Directors may receive as a Director a stated salary or an annual retainer and in addition may be allowed a fixed fee and his reasonable expenses for attendance at each regular or special meeting of the Board or any Committee thereof.

ARTICLE IV

COMMITTEES OF THE BOARD OF DIRECTORS

SECTION 1. Executive Committee. The Board of Directors may, in its discretion, designate annually an Executive Committee. The Committee shall consist of two (2) or more members who shall serve at the pleasure of the Board of Directors. The Committee shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including, but not limited to, appointing and removing the Directors and officers of the Corporation and evaluating and approving financing proposals and securities offerings, and may authorize the seal of the Corporation to be affixed to all papers which may require it, but the Committee shall have no power or authority to amend the Certificate of Incorporation, adopt an agreement of merger or consolidation, recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, amend the By-Laws of the Corporation, declare a dividend, authorize the issuance of stock, or such other powers as the Board may from time to time eliminate.

SECTION 2. Audit Committee. The Board of Directors may, in its discretion, designate annually an Audit Committee to assist the Board in fulfilling its responsibilities with respect to overseeing the accounting, auditing and financial reporting practices and the internal control policies and procedures of the Corporation. If so designated, the Board shall adopt a charter for the Audit Committee, and the Audit Committee shall review and assess the adequacy of the charter on an annual basis. The duties of the Audit Committee, which shall be set forth in its charter shall be to: (i) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the issuer; (ii) establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters; and (iii) engage independent counsel and other advisors, as it determines necessary to carry out its duties as set forth herein.

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All members of the Audit Committee shall meet the requirements of the charter and any relevant regulatory body, as interpreted by the Board in its reasonable business judgment. The Corporation shall provide funding requested by the Audit Committee as it reasonably relates to carry out its duties set forth herein. The Board shall elect or appoint a chairman of the Audit Committee who will have authority to act on behalf of the committee between meetings. The Chairman may appoint a temporary Chairman in his or her absence.

SECTION 3. Code of Ethics Committee. The Board of Directors may, in its discretion, designate annually a Code of Ethics Committee to assist the Board in adopting a Code of Ethics for its senior financial offices reasonably necessary to promote:

(a) honest and ethical conduct; including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(b) full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by the Corporation; and

(c) compliance with applicable governmental rules and regulations.

SECTION 4. Committee Chairman, Books and Records. Unless designated by the Board of Director, each Committee shall elect a Chairman to serve for such term as it may determine. Each committee shall fix its own rules of procedure and shall meet at such times and places and upon such call or notice as shall be provided by such rules. It shall keep a record of its acts and proceedings, and all action of the Committee shall be reported to the Board of Directors at the next meeting of the Board.

SECTION 5. Alternates. Alternate members of the Committees prescribed by this Article IV may be designated by the Board of Directors from among the Directors to serve as occasion may require. Whenever a quorum cannot be secured for any meeting of any such Committees from among the regular members thereof and designated alternates, the member or members of such Committee present at such meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of such absent or disqualified member.

Alternate members of such Committees shall receive a reimbursement for expenses and compensation at the same rate as regular members of such Committees.

SECTION 6. Other Committees. The Board of Directors may designate such other Committees, as it may from time to time determine, and each such Committee shall serve for such term and shall have and may exercise, during intervals between meetings of the Board of Directors, such duties, functions and powers as the Board of Directors may from time to time prescribe.

SECTION 7. Quorum and Manner of Acting. At each meeting of any Committee the presence of a majority of the members of such Committee, whether regular or alternate, shall be necessary to constitute a quorum for the transaction of business, and if a quorum is present the concurrence of a majority of those present shall be necessary for the taking of any action.

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ARTICLE V

OFFICERS

SECTION 1. Number. The officers of the Corporation shall be a President, Secretary, and Treasurer, each of which officers shall be elected by the Board of Directors, and such other officers as the Board of Directors may determine, in its discretion, to elect. Any number of offices may be held by the same person. Any officer may hold such additional title descriptions or qualifiers such as "Chief Executive Officer", "Chief Operating Officer", “Chief Financial Officer”, "Senior Vice President", "Executive Vice President" or "Assistant Secretary" or such other title as the Board of Directors shall determine.

SECTION 2. Election, Term of Office and Qualifications. The officers of the Corporation shall be elected annually by the Board of Directors. Each officer elected by the Board of Directors shall hold office until his successor shall have been duly elected and qualified, or until he shall have died, resigned or been removed in the manner hereinafter provided.

SECTION 3. Resignations. Any officer may resign at any time upon written notice to the Secretary of the Corporation. Such resignation shall take effect at the date of its receipt, or at any later date specified therein; and the acceptance of such resignation, unless required by the terms thereof, shall not be necessary to make it effective.

SECTION 4. Removals. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, by the Board of Directors at a regular meeting or special meeting of the Board. Any officer or agent appointed by any officer or committee may be removed, either with or without cause, by such appointing officer or committee.

SECTION 5. Vacancies. Any vacancy occurring in any office of the Corporation shall be filled for the unexpired portion of the term in the same manner as prescribed in these By-Laws for regular election or appointment to such office.

SECTION 6. Compensation of Officers. The compensation of all officers elected by the Board of Directors shall be approved or authorized by the Board of Directors or by the President when so authorized by the Board of Directors or these By-Laws.

SECTION 7. Absence or Disability of Officers. In the absence or disability of the Chairman of the Board or the President, the Board of Directors may designate, by resolution, individuals to perform the duties of those absent or disabled. The Board of Directors may also delegate this power to a committee or to a senior corporate officer.

ARTICLE VI

STOCK CERTIFICATES AND TRANSFER THEREOF

SECTION 1. Stock Certificates. Except as otherwise permitted by law, the Certificate of Incorporation or resolution or resolutions of the Board of Directors, every holder of stock in the Corporation shall be entitled to have a certificate, signed by or in the name of the Corporation by the Chairman of the Board, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares, and the class and series thereof, owned by him in the Corporation. Any and all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

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SECTION 2. Transfer of Stock. Transfer of shares of the capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by his attorney thereunto duty authorized, and on surrender of the certificate or certificates for such shares. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, and the Corporation shall not, except as expressly required by statute, be bound to recognize any equitable or other claim to, or interest in, such shares on the part of any other person whether or not it shall have express or other notice thereof.

SECTION 3. Lost, Destroyed or Mutilated Certificates. The Board of Directors may provide for the issuance of new certificates of stock to replace certificates of stock lost, stolen, mutilated or destroyed, or alleged to be lost, stolen, mutilated or destroyed, upon such terms and in accordance with such procedures as the Board of Directors shall deem proper and prescribe.

SECTION 4. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

ARTICLE VII

DIVIDENDS, SURPLUS, ETC.

Except as otherwise provided by statute or the Certificate of Incorporation, the Board of Directors may declare dividends upon the shares of its capital stock either (1) out of its surplus, or (2) in case there shall be no surplus, out of its net profits for the fiscal year, whenever, and in such amounts as, in its opinion, the condition of the affairs of the Corporation shall render it advisable. Dividends may be paid in cash, in property or in shares of the capital stock of the Corporation.

ARTICLE VIII

SEAL

The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

ARTICLE IX

FISCAL YEAR

The fiscal year of the Corporation shall begin on the first day of January of each year.

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ARTICLE X

INDEMNIFICATION

SECTION 1. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any actual or threatened action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that such person is or was a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the full extent authorized by the General Corporation Law of the State of Delaware (“Delaware Code.”), as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), or by other applicable law as then in effect, against all expense, liability and loss (including attorney's fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) actually and reasonably incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators, provided, however, that except as provided in Section 2 of this Article with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware Code requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined that such indemnitee is not entitled to be indemnified under this Section 1, or otherwise.

SECTION 2. Right of Indemnitee to Bring Suit. If a claim under Section 1 of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, to the extent successful in whole or in part, the indemnitee shall be entitled to be paid also the expense of prosecuting such suit. The indemnitee shall be presumed to be entitled to indemnification under this Article upon submission of a written claim (and, in an action brought to enforce a claim for an advancement of expenses where the required undertaking, if any is required, has been tendered to the Corporation), and thereafter the Corporation shall have the burden of proof to overcome the presumption that the indemnitee is not so entitled. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or its stockholders) that the indemnitee is not entitled to indemnification shall be a defense to the suit or create a presumption that the indemnitee is not so entitled.

SECTION 3. Non-exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

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SECTION 4. Insurance, Contracts and Funding. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another Corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware Code. The Corporation may enter into contracts with any indemnitee in furtherance of the provisions of this Article and may create a trust fund, grant a security interest or use other means (including, without limitation, a letter of credit) to ensure the payment of such amounts as may be necessary to effect indemnification as provided in this Article.

SECTION 5. Definition of Director and Officer. Any person who is or was serving as a director of a wholly owned subsidiary of the Corporation shall be deemed, for purposes of this Article only, to be a director or officer of the Corporation entitled to indemnification under this Article.

SECTION 6. Indemnification of Employees and Agents of the Corporation. The Corporation may, by action of its Board of Directors from time to time, grant rights to indemnification and advancement of expenses to employees and agents of the Corporation with the same scope and effects as the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

ARTICLE XI

FORUM FOR ADJUDICATION OF DISPUTES

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (c) any action asserting a claim arising pursuant to any provision of the Delaware General Corporation Law, or (d) any action asserting a claim governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Section.

ARTICLE XII

CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

SECTION 1. Checks, Drafts, Etc.; Loans. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall, from time to time, be determined by resolution of the Board of Directors. No loans shall be contracted on behalf of the Corporation unless authorized by the Board of Directors. Such authority may be general or confined to specific circumstances.

SECTION 2. Deposits. All funds of the Corporation shall be deposited, from time to time, to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select, or as may be selected by any officer or officers, agent or agents of the Corporation to whom such power may, from time to time, be delegated by the Board of Directors; and for the purpose of such deposit, the Chairman, the President, any Vice President, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary or any other officer or agent to whom such power may be delegated by the Board of Directors, may endorse, assign and deliver checks, drafts and other order for the payment of money which are payable to the order of the Corporation.

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ARTICLE XIII

AMENDMENTS

These By-Laws may be altered or repealed and new By-Laws may be made by the affirmative vote, at any meeting of the Board, of a majority of the Board of Directors.

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